UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

MOHAWK INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

MOHAWK®
INDUSTRIES, INC.

2026
Notice of Annual Meeting and Proxy Statement

The Global Flooring Leader
Mohawk Industries (NYSE: MHK) is the world’s largest flooring company, delivering style and performance for residential and commercial spaces around the globe. Mohawk offers a comprehensive array of hard and soft surface products for every application.

Global Ceramic	Flooring North America	Flooring Rest of the World

One of the largest manufacturers of ceramic tile and natural stone products in the world.
•
Primary Brands: Daltile®, American Olean®, Marazzi®, Ragno®, Kai®, Emilgroup®, Grupo Daltile®, Vitromex®, Arko®, Eliane®, DecorTiles®, Elizabeth® and Kerama Marazzi®

One of the largest suppliers of premium carpet, carpet tile, carpet cushion, rugs, laminate, luxury vinyl tile, sheet vinyl, wood flooring and accessories in North America.
•
Primary Brands: Mohawk®, Karastan®, Godfrey Hirst®, Quick-Step®, Pergo®, Mohawk Group®, Durkan®, Aladdin Commercial®, Mohawk Home®, Performance Accessories® and Foss®

One of the largest suppliers outside of North America of premium laminate, sheet vinyl, carpet, wood and luxury vinyl tile flooring. European product line also includes roofing systems, insulation products, mezzanine flooring and panels for construction, cabinet and furniture markets.
•
Primary Brands: Quick-Step®, Pergo®, Moduleo®, Leoline®, Lentex Flooring®, Unilin Insulation®, Unilin Panels®, Godfrey Hirst®, GH Commercial®, Feltex® and Redbook®

(1)
See Annex A for reconciliation of Non-GAAP financial measures

(2)
As of December 31, 2025

Our Vision	At Mohawk, we translate superior design, innovation, customer support and sustainable solutions into superior performance.

To the Stockholders of
Mohawk Industries, Inc.:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 21, 2026, at 10:00 a.m. Eastern Time, at the headquarters of Mohawk Industries, Inc. (the “Company”) located at 160 South Industrial Boulevard, Calhoun, Georgia 30701.
The business of the meeting will be:
(i)
to elect three persons who will serve as the Company’s Class I directors for a three-year term beginning in 2026,

(ii)
to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026,

(iii)
to vote upon a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers, as disclosed and discussed in this proxy statement,

(iv)
to approve the Company’s 2026 Incentive Plan,

(v)
to vote upon a stockholder proposal regarding a majority vote standard, and

(vi)
to consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

There will not otherwise be a business review at the meeting.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to stockholders on the internet. These rules allow us to provide our stockholders with the information they need, while reducing the environmental impact of our Annual Meeting and lowering costs. Unless you previously requested a paper copy of our proxy materials, you will receive a Notice of Internet Availability of Proxy Materials, which tells you how to access the materials on the internet. If you have requested paper copies and no longer wish to receive them, contact Broadridge Financial Solutions, Inc. (“Broadridge”) to request that only the Notice of Internet Availability of Proxy Materials be mailed in the future. Contact Broadridge by phone at (800) 579-1639 or by mail at 51 Mercedes Way, Edgewood, New York 11717.
Whether or not you plan to attend the annual meeting, please vote by internet at your earliest convenience or complete and return your proxy card if you requested a paper copy of our materials. You may choose to attend the meeting and personally cast your votes even if you fill out and return a proxy card.
Sincerely yours,
JEFFREY S. LORBERBAUM
Chairman and Chief Executive Officer
Calhoun, Georgia
April 3, 2026

Mohawk Industries 160 South Industrial Boulevard Calhoun, Georgia 30701 (706) 629-7721 mohawkind.com
Notice of Annual Meeting of Stockholders
to Be Held on May 21, 2026

Date	Location	Record Date
Thursday, May 21, 2026 10:00 a.m., Eastern Time	Mohawk Industries Headquarters 160 South Industrial Boulevard Calhoun, Georgia 30701	The Board of Directors has set March 26, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the meeting
Items of Business
1	To elect three persons who will serve as the Company’s Class I directors for a three-year term beginning in 2026;
2	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
3	To vote upon a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers, as disclosed and discussed in this proxy statement;
4	To approve the Company’s 2026 Incentive Plan;
5	To vote upon a stockholder proposal regarding a majority vote standard; and
6	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponements thereof.
Please use Internet voting or complete and return a proxy card so that your shares will be represented. If you choose to attend the meeting, you may revoke your proxy and personally cast your votes.
Internet Go to www.voteproxy.com 24/7 and follow the instructions
Telephone Call toll-free 1 (800) 690-6903 or the telephone number on your voting instruction form
Mail Sign, date and mail your proxy card in the postage-paid envelope provided
Mobile Device Scan the QR code to go to www.proxyvote.com
At the Meeting Attend the meeting and cast your ballot

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 21, 2026
The Proxy Statement and the 2025 Annual Report to Stockholders are available at the Company’s website, ir.mohawkind.com/proxy-materials

This Proxy Statement is furnished by and on behalf of the Board of Directors of Mohawk Industries, Inc. (“Mohawk” or the “Company”) in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company. We have elected to provide access to our proxy materials on the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record (“Stockholders”) and beneficial owners. All Stockholders and beneficial owners may access the proxy materials at the Company’s website, ir.mohawkind.com/proxy-materials. If you would like to receive a paper copy of our proxy materials, please contact Broadridge Financial Solutions, Inc. by phone at (800) 579-1639 or by mail at 51 Mercedes Way, Edgewood, New York 11717.
The Notice will be made available to Stockholders on or about April 3, 2026.
By Order of the Board of Directors,
R. DAVID PATTON
Vice President — Business Strategy, General Counsel and Secretary
April 3, 2026

1	Proposal 1 — Election of Directors
2	The Board of Directors
2	Director and Director Nominee Information
3	Nominees for Director
4	Continuing Directors
7	Contractual Obligations with Respect to the Election of Directors
8	Corporate Governance
8	Board Membership Criteria
8	Meetings and Committees of the Board of Directors
11	Board Leadership
11	Classified Board Structure
11	Majority Voting for Directors; Director Resignation Policy
12	Sustainability
13	Risk Oversight
14	Annual Board and Committee Self-Evaluations
14	Nomination Process for the Board of Directors
14	Board Refreshment
15	Stockholder Engagement
15	Communications with Directors
15	Availability of Information
16	Financial Statements
16	2025 Director Compensation
18	Proposal 2 — Ratification of Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm
19	Audit Committee
19	Report of the Audit Committee of the Board of Directors of Mohawk Industries, Inc.
19	Principal Accountant Fees and Services
20	Proposal 3 — Advisory Vote on Executive Compensation
21	Executive Compensation
21	Executive Officers
23	Compensation Discussion and Analysis
35	Compensation Committee Report
36	Compensation Tables and Narrative
36	2025 Summary Compensation Table
37	2025 Grants of Plan-Based Awards
37	Employment Agreements with Named Executive Officers
38	Outstanding Equity Awards at 2025 Year-End
39	2025 Option Exercises and Stock Vested
39	2025 Nonqualified Deferred Compensation
39	Potential Payments upon Termination of Employment or Change in Control
41	Recovery of Erroneously Awarded Compensation
42	CEO Pay Ratio
43	Pay Versus Performance Disclosure
46	Certain Relationships and Related Transactions
46	Compensation Committee Interlocks and Insider Participation
47	Proposal 4 — Approval of Mohawk Industries, Inc. 2026 Incentive Plan
54	Stock Ownership Information
54	Principal Stockholders of the Company
56	Proposal 5 — Stockholder Proposal — Majority Vote Standard
59	Information about the Annual Meeting and Voting
59	Questions and Answers
61	Stockholder Proposals
62	Other Matters
A-1	Annex A — Non-GAAP Reconciliation
B-1	Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

Forward-Looking Statements

Certain of the statements in this proxy statement, particularly those anticipating future performance, business prospects, growth and operating strategies, and similar matters, and those that include the words “could,” “should,” “believes,” “anticipates,” “expects” and “estimates” or similar expressions constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Management believes that these forward-looking statements are reasonable as and when made; however, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. There can be no assurance that the forward-looking statements will be accurate because they are based on many assumptions, which involve risks and uncertainties. The following important factors could cause future results to differ from historical experience and our present expectations or projections: changes in economic or industry conditions; the impact of tariffs; competition; inflation and deflation in raw material prices, freight and other input costs; inflation and deflation in consumer markets; currency fluctuations; energy costs and supply; timing and level of capital expenditures; timing and implementation of price increases for the Company’s products; impairment charges; identification and consummation of acquisitions on favorable terms, if at all; integration of acquisitions; international operations; introduction of new products; rationalization of operations; tax and tax reform, product and other claims; litigation; geopolitical conflicts; regulatory and political changes in the jurisdictions in which the Company does business; and other risks identified in the Company’s U.S. Securities and Exchange Commission (“SEC”) reports and public announcements.

Proposal 1 — Election of Directors • Karen A. Smith Bogart • Jeffrey S. Lorberbaum • Bernard P. Thiers
The Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides that the Board of Directors of the Company (the “Board of Directors” or “Board”) shall consist of three classes of directors serving staggered terms of office. Upon the expiration of the term of office for a class of directors, the nominees for that class will be elected for a term of three years to serve until the election and qualification of their successors. For more information regarding our classified board, please see “Corporate Governance — Classified Board Structure.”
BOARD OF DIRECTORS	CLASS I	CLASS II	CLASS III
	Term expiring in 2026	Term expiring in 2027	Term expiring in 2028
	• Karen A. Smith Bogart • Jeffrey S. Lorberbaum • Bernard P. Thiers	• Bruce C. Bruckmann • Jerry W. Burris • John M. Engquist	• Joseph A. Onorato • William H. Runge III • W. Christopher Wellborn
The Company’s Certificate of Incorporation requires the Company to have at least two and no more than eleven directors, with the Board of Directors to determine the exact number. The Board of Directors has set the size of the Board at nine directors. The Board of Directors has nominated Karen A. Smith Bogart, Jeffrey S. Lorberbaum and Bernard P. Thiers as Class I directors at the Annual Meeting. The Class II and Class III directors have one year and two years, respectively, remaining on their terms of office and will not be voted upon at the Annual Meeting.
It is the intention of the persons named as proxies to vote the proxies for the election of each of Dr. Bogart and Messrs. Lorberbaum and Thiers as a Class I director of the Company, unless the Stockholders direct otherwise in their proxies. Each of Dr. Bogart and Messrs. Lorberbaum and Thiers has consented to serve as a director of the Company if elected. In the unanticipated event that any of Dr. Bogart and Messrs. Lorberbaum and Thiers refuses or is unable to serve as a director, the persons named as proxies reserve full discretion to vote for such other person or persons as may be nominated. The Board of Directors has no reason to believe that any of Dr. Bogart and Messrs. Lorberbaum and Thiers will be unable or will decline to serve as a director.
The affirmative vote of a majority of the votes cast in the election at the Annual Meeting at which a quorum is present is required for the election of the nominees.
The Board of Directors recommends a vote FOR the election of the nominees presented herein.
Mohawk Industries, Inc. | 2026 Proxy Statement 1

The Board of Directors
Director and Director Nominee Information

Mohawk’s Board of Directors offers a broad and diverse range of key skills and unique strengths to provide effective oversight of the Company and create long-term sustainable growth through successful execution of the Company’s strategic initiatives. Together, Mohawk’s directors bring to the Board a deep and broad array of global business experience and expertise in mergers and acquisitions, as well as diverse viewpoints and technical knowledge relevant to the flooring industry. In totality, this mix of attributes among the Company’s directors enhances the Board’s leadership and effectiveness in light of the Company’s businesses and organizational complexities and long-term strategy.
DIRECTOR EXPERIENCE MATRIX	BOGART	BRUCKMANN	BURRIS	ENGQUIST	LORBERBAUM	ONORATO	RUNGE	THIERS	WELLBORN	#
GLOBAL BUSINESS Mohawk is a global business, with products tailored to regional demand, manufactured in 19 countries and sold in approximately 180 countries worldwide.										7
MERGERS & ACQUISITIONS During the past three decades, Mohawk has grown significantly through a combination of organic growth and acquisitions, including 33 acquisitions since 2013.										9
FINANCE Mohawk’s business involves complex cross-border financial transactions and requires a high level of strategic and financial experience.										6
SUSTAINABILITY Mohawk is committed to responsible practices and environmental stewardship. The Board has primary responsibility for oversight of environmental, social and governance matters.										8
ENTERPRISE RISK MANAGEMENT The Board’s responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.										7
CYBERSECURITY The Board’s Audit Committee is responsible for risk oversight related to cybersecurity and data security.										2
KNOWLEDGE OF FLOORING INDUSTRY Mohawk is the world’s largest flooring company. Knowledge of the flooring industry includes an understanding of markets, competition and vertically integrated operations (design, material sourcing, manufacturing and distribution), product performance, sustainable features, quality control, cost management and raw material integrity.										7
MANUFACTURING/OPERATIONS Mohawk operates manufacturing facilities in 19 countries and is committed to providing safe, fair and respectful work environments while responsibly sourcing the raw materials used to create its products.										7
DISTRIBUTION/TRANSPORTATION Mohawk owns and operates a vast logistics network, using route optimization software and “backhauls” to streamline delivery routes, ensure compliance with regulated emissions levels and boost efficiency.										6
The following pages list the three Class I directors nominated for re-election at the Annual Meeting and the six directors with continuing terms that expire in subsequent years, as well as biographical information for all directors as required by SEC regulations.
2 2026 Proxy Statement | Mohawk Industries, Inc.

The Board of Directors

Nominees for Director

CLASS I DIRECTORS (IF ELECTED, TERMS EXPIRE 2029)
Karen A. Smith Bogart, Ph.D.

INDEPENDENT DIRECTOR
since May 2011
AGE 68
BOARD COMMITTEES
•
Compensation

•
Nominating & Corporate Governance (Chair)

REASON FOR NOMINATION
Dr. Bogart brings broad executive experience, including in the consumer products sector and in Asia, with domestic and multi-national public and private companies in various industries, together with service on another public company board of directors.

BIOGRAPHICAL INFORMATION
Smith Bogart Consulting, an advisory firm focused on business growth, turn-around and capability
•
President (June 2006 to present)

Dr. Bogart has led start-up firms in consumer products and printing services.
Eastman Kodak Company (“Kodak”)
•
Chairman and President of Greater Asia, responsible for Kodak’s businesses and operations across Asia (2004 to 2006)

•
Senior Vice President, responsible for managing many of Kodak’s largest global businesses in the consumer, professional and health sectors (1980 to 2003)

OTHER PUBLIC COMPANY BOARDS
Monolithic Power Systems, Inc., a public semiconductor company (2007 to 2016)
OTHER BOARD SERVICE
Michelman Inc., a privately held specialty chemicals company (current director) (2015 to present)
Silver Maple Ventures, an on-line crowd-funding firm (2015 to 2017)

KEY SKILLS
Global Business
Mergers & Acquisitions
Sustainability
Enterprise Risk Management
Knowledge of Flooring Industry
Manufacturing/ Operations

Jeffrey S. Lorberbaum

CHAIRMAN OF THE BOARD
since May 2004
DIRECTOR since March 1994
AGE 71

REASON FOR NOMINATION
Mr. Lorberbaum, Mohawk’s Chairman and Chief Executive Officer, brings almost 50 years of management and executive experience in the flooring industry and is a significant stockholder.

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Chief Executive Officer (January 2001 to present)

•
President and Chief Operating Officer (1995 to 2001)

Aladdin Mills Inc. (“Aladdin”)
In March 1994, Mohawk acquired Aladdin
•
President and Chief Executive Officer (1994)

•
Vice President — Operations (1986 to February 1994)

•
Joined Aladdin in 1976

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Enterprise Risk Management
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

Mohawk Industries, Inc. | 2026 Proxy Statement 3

The Board of Directors

Bernard P. Thiers

DIRECTOR since
February 2024
AGE 70

REASON FOR NOMINATION
Mr. Thiers, as a former executive officer of the Company, brings nearly 40 years of management and executive experience in the flooring industry generally and in the Company’s Flooring Rest of World segment specifically.

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Senior Advisor (February 2024 to January 2025)

•
President — Flooring Rest of the World (2009 until his retirement in February 2024)

•
President — Unilin Flooring (2006 to 2009)

Unilin Holding NV (“Unilin”), a leading manufacturer and marketer of laminate flooring products based in Belgium
In October 2005, Mohawk acquired Unilin (which became a significant operating subsidiary in the Company’s Flooring Rest of the World segment)
•
Managing Director of Unilin Flooring (1996 to 2006)

•
Joined Unilin in 1984 as a plant manager and served in roles of increasing management significance since that time

KEY SKILLS
Global Business
Mergers & Acquisitions
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

Continuing Directors

CLASS II DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRE 2027)
Bruce C. Bruckmann

INDEPENDENT DIRECTOR since October 1992
AGE 72
BOARD COMMITTEES
•
Audit

•
Nominating & Corporate Governance

QUALIFICATIONS
Mr. Bruckmann brings significant experience in corporate finance and capital markets, together with service on other public company boards of directors.

BIOGRAPHICAL INFORMATION
Bruckmann, Rosser, Sherrill & Co., Management LP, a private equity investment firm
•
Managing Director (January 1995 to December 2025)

Citicorp Venture Capital, Ltd. (“CVC, Ltd.”)
•
Managing Director (1994 to 1995)

•
Vice President (1983 to 1994)

399 Venture Partners, Inc. (formerly Citicorp Investments, Inc.)
•
Executive Officer (1994 to 1995)

OTHER PUBLIC COMPANY BOARDS
H&E Equipment Services, Inc., a renter and distributor of industrial and construction equipment (former director)
MWI Veterinary Supply Co., a distributor of animal health products (former director and Chairman of the Board of Directors)
Town Sports International, Inc., a fitness club operator (former director)
AmerisourceBergen, a distributor of human health products (former director)
Chromcraft Revington, a manufacturer of residential furniture (former director)
California Pizza Kitchen, a casual restaurant chain (former director)
Heritage-Crystal Clean, Inc., a waste management and used oil re-refining business (former director)
CORT Business Services, a renter of residential and commercial furniture and furnishings (former director)
OTHER BOARD SERVICE
Eos Fitness, a private company (current director)

KEY SKILLS
Mergers & Acquisitions
Finance
Sustainability
Enterprise Risk Management
Knowledge of Flooring Industry

4 2026 Proxy Statement | Mohawk Industries, Inc.

The Board of Directors

Jerry W. Burris

INDEPENDENT DIRECTOR since February 2022
AGE 62
BOARD COMMITTEES
•
Compensation

•
Nominating & Corporate Governance

QUALIFICATIONS
Mr. Burris brings significant executive leadership experience in management of global manufacturing operations and related processes, such as supply chain management, quality control and product development, together with service on other public company boards of directors.

BIOGRAPHICAL INFORMATION
Midwest Can Company, a manufacturer of portable fuel cans and specialty containers
•
President and Chief Executive Officer (May 2018 to present)

Associated Materials Group, Inc., a manufacturer of professionally installed exterior building products
•
President and Chief Executive Officer (2011 to 2014)

Barnes Group, Inc.
•
President of precision components business (2006 to 2011)

General Electric
•
President and Chief Executive Officer of Advanced Materials Quartz and Ceramics (2006)

•
General Manager of Global Services at GE Healthcare (2003 to 2006)

•
Head of Global Supply Chain Sourcing with GE Industrial Systems and Honeywell Integration (2000)

OTHER PUBLIC COMPANY BOARDS
nVent Electric plc (current director since 2018)
Fifth Third Bancorp (2016 to 2020)
Pentair plc (2008 to 2018)
OTHER BOARD SERVICE
Midwest Can Company (current director since 2017)

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Enterprise Risk Management
Manufacturing/ Operations
Distribution/ Transportation

John M. Engquist

LEAD INDEPENDENT DIRECTOR since February 2023
INDEPENDENT DIRECTOR since February 2020
AGE 72
BOARD COMMITTEES
•
Audit

•
Nominating & Corporate Governance

QUALIFICATIONS
Mr. Engquist brings significant executive and board experience with a public integrated equipment services company, including service as a Chief Executive Officer, President and Executive Chairman.

BIOGRAPHICAL INFORMATION
H&E Equipment Services, Inc., a public integrated equipment services company
•
Executive Chairman of the Board (January 2019 to June 2025)

•
Chief Executive Officer and Director of H&E Inc. (2005 to 2019)

•
President of H&E Inc. (2005 to 2012)

•
President, Chief Executive Officer and Director of H&E LLC (from its formation in June 2002 until its merger with and into H&E Inc. in February 2006)

•
Served in executive leadership roles with predecessor companies of H&E LLC (prior to 2002)

OTHER PUBLIC COMPANY BOARDS
Herc Holdings, Inc. (current director since 2025)
H&E Equipment Services, Inc. (director and Executive Chairman of the Board from 2019 until sale of business)
OTHER BOARD SERVICE
Serves as a director on the board of a number of private companies
LSU Foundation (current director, serving on several committees of the Board of Directors)
Franciscan Missionaries of Our Lady Health System, Inc., based in Baton Rouge, Louisiana (current director and member of the Finance Committee)

KEY SKILLS
Mergers & Acquisitions
Sustainability
Enterprise Risk Management
Cybersecurity
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

Mohawk Industries, Inc. | 2026 Proxy Statement 5

The Board of Directors

CLASS III DIRECTORS CONTINUING IN OFFICE (TERMS EXPIRE 2028)
Joseph A. Onorato

AUDIT COMMITTEE
FINANCIAL EXPERT
INDEPENDENT DIRECTOR
since February 2008
AGE 77
BOARD COMMITTEES
•
Audit (Chair)

•
Compensation

QUALIFICATIONS
Mr. Onorato brings significant executive and financial experience with public, global manufacturing companies, including service as both a Chief Financial Officer and as a Treasurer, together with service on other public company boards of directors.

BIOGRAPHICAL INFORMATION
Dana Corporation, a global leader in the engineering, manufacturing and distribution of components and systems for worldwide vehicular and industrial manufacturers
•
Senior Vice President and Chief Financial Officer, Automotive Aftermarket Group (July 1998 until his retirement in September 2000)

Echlin, Inc. (“Echlin”), a worldwide manufacturer of motor vehicle parts
In July 1998, Dana Corporation merged with Echlin
•
Senior Vice President and Chief Financial Officer (1981 to 2000)

Certified public accountant with previous work experience at PricewaterhouseCoopers
OTHER PUBLIC COMPANY BOARDS
Affinia Group Intermediate Holdings, Inc., a motor vehicle manufacturing company (2004 to 2016)
•
Served as Chairman of the Audit Committee

BPI Holdings International, Inc., a motor vehicle manufacturing company (2013 to 2015)
OTHER BOARD SERVICE
Quinnipiac University School of Business (Dean’s Advisory Council, 1985 to 2023)

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Enterprise Risk Management

William H. Runge III

INDEPENDENT DIRECTOR
since July 2014
AGE 74
BOARD COMMITTEES
•
Audit

•
Compensation (Chair)

QUALIFICATIONS
Mr. Runge brings extensive experience working with companies to transform operations, catapult growth and accelerate results. Mr. Runge has worked in domestic and international businesses to develop long-term strategies as well as operating tactics to both improve profitability and drive growth.

BIOGRAPHICAL INFORMATION
Alvarez & Marsal, a premier business advisory firm for companies seeking to transform operations, catapult growth and accelerate results
•
Managing Director (June 2002 until his retirement in January 2026)

•
Served in Chief Financial Officer, Chief Operating Officer, Chief Executive Officer and Controller roles in the manufacturing, distribution and service industries

Arthur Andersen
•
Partner-in-Charge for the Southeast Region Corporate Recovery Practice (1997 to 2002)

•
Spent more than 10 years with the corporate restructuring group in Atlanta

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

6 2026 Proxy Statement | Mohawk Industries, Inc.

The Board of Directors

W. Christopher Wellborn

VICE CHAIRMAN OF THE BOARD since February 2025
DIRECTOR since March 2002
AGE 70

QUALIFICATIONS
Mr. Wellborn served as Mohawk’s President and Chief Operating Officer until his retirement in 2025. He brings more than 30 years of experience in the manufacturing and finance sectors, with approximately 20 years as an executive in the flooring industry.

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Senior Advisor (February 2025 to March 2026)

•
President and Chief Operating Officer (November 2009 until his retirement in February 2025)

•
Chief Operating Officer (2005 to 2009)

•
President — Dal-Tile (2002 to 2005)

Dal-Tile International, Inc. (“Dal-Tile”)
In March 2002, Mohawk acquired Dal-Tile
•
Executive Vice President, Chief Financial Officer and Assistant Secretary (1997 to 2002)

Lenox, Inc.
•
Senior Vice President and Chief Financial Officer (1993 to 1997)

KEY SKILLS
Global Business
Mergers & Acquisitions
Finance
Sustainability
Enterprise Risk Management
Cybersecurity
Knowledge of Flooring Industry
Manufacturing/ Operations
Distribution/ Transportation

Contractual Obligations with Respect to the Election of Directors

In connection with the merger of Aladdin with a wholly-owned subsidiary of the Company in February 1994, the Company agreed to nominate up to two persons designated by the former stockholders of Aladdin for election or re-election, as the case may be, to the Board of Directors of the Company and to use its best efforts to cause such nominees to be elected to the Board of Directors. At such time as the former stockholders of Aladdin have disposed of 50% or more of the common stock issued to them in the merger, the Company will be required to nominate only one such person to the Board of Directors, and at such time as the former stockholders of Aladdin have disposed of 75% or more of the common stock issued to them in the merger, the Company will no longer be required to nominate any of such persons to the Board of Directors. The former stockholders of Aladdin currently may designate one director, and Jeffrey S. Lorberbaum is currently such designee.
Mohawk Industries, Inc. | 2026 Proxy Statement 7

Corporate Governance
Board Membership Criteria

The Board of Directors and the Nominating and Corporate Governance Committee (the “Governance Committee”) consider the experience, skills and characteristics of candidates for Board membership as well as for each Board member on an annual basis. The Board and the Governance Committee seek the most capable directors and candidates who possess the appropriate qualifications to make a significant contribution to the Board, the Company and its stockholders. In this process, the Board considers, among other factors, each director’s and candidate’s:
• business experience • technical skills • industry expertise • financial literacy • sufficient time to devote to the Board • language skills	• leadership qualities • character and integrity • education • commitment to represent the long-term interests of the Company’s stockholders, and • other personal characteristics.
The Board has adopted a Board of Directors Selection Policy, which can be found on the Company’s website at mohawkind.com/esg/resources/ under the subheading “Policies.” The Board and the Governance Committee have been and continue to be committed to including highly qualified individuals with diverse or non-traditional backgrounds, skills and experiences in the pool of candidates for Board membership. The Board and the Governance Committee will continue to monitor and self-assess the experience, skills and characteristics of Board members and candidates on an annual basis.
Meetings and Committees of the Board of Directors

GENERAL
During 2025, the Board of Directors held five meetings. All members of the Board of Directors attended over 75% of the total number of Board and committee meetings that they were eligible to attend. All members of the Board of Directors at the time of the 2025 Annual Meeting of Stockholders were present at such meeting.
INDEPENDENCE
The Board of Directors has affirmatively determined, considering generally all relevant facts and circumstances regarding each non-management director, that none of Messrs. Bruckmann, Burris, Engquist, Onorato, Runge or Dr. Bogart have a material relationship that would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director, and therefore they are independent within the meaning of the standards for independence set forth in the Company’s corporate governance guidelines, which are consistent with applicable Securities and Exchange Commission (“SEC”) rules and New York Stock Exchange (“NYSE”) corporate governance standards. Definitions of independence for directors and committee members are included in the Company’s Corporate Governance Guidelines, which can be found on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.”
In February 2026, the Board of Directors reappointed Mr. Engquist as Lead Independent Director.
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Corporate Governance

COMMITTEES
The Company has three standing committees:
Audit Committee*	Compensation Committee	Nominating and Corporate Governance Committee

*
The Audit Committee of the Board of Directors was established in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Audit Committee	MEETINGS IN 2025: 7

MEMBERS
•
Mr. Onorato (Chair)

•
Mr. Bruckmann

•
Mr. Engquist

•
Mr. Runge

QUALIFICATIONS
•
The Board of Directors has determined that Mr. Onorato is qualified as an audit committee financial expert within the meaning of applicable SEC regulations and has all the requisite accounting and financial expertise within the meaning of the listing standards of the NYSE.

•
All members of the Audit Committee are independent within the meaning of the standards for independence set forth in the Company’s corporate governance guidelines, which are consistent with applicable SEC rules and NYSE corporate governance standards.

PRINCIPAL RESPONSIBILITIES
The Audit Committee:
•
oversees management’s conduct of the financial reporting process, the system of internal, financial and administrative controls, the annual independent audit of the Company’s consolidated financial statements and certain other risk oversight-related matters;

•
oversees risk management as it relates to the Company’s sustainability strategy, climate-related risks, data protection and cybersecurity, among other matters;

•
engages the independent registered public accounting firm;

•
reviews the independence of such independent registered public accounting firm;

•
approves the scope of the annual activities of the independent registered public accounting firm and internal auditors; and

•
reviews audit results.

CHARTER
The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.”
REPORT OF THE AUDIT COMMITTEE
See also “Audit Committee — Report of the Audit Committee of the Board of Directors of Mohawk Industries, Inc.”

Mohawk Industries, Inc. | 2026 Proxy Statement 9

Corporate Governance

Compensation Committee	MEETINGS IN 2025: 2

MEMBERS
•
Mr. Runge (Chair)

•
Dr. Bogart

•
Mr. Burris

•
Mr. Onorato

QUALIFICATIONS
•
All members of the Compensation Committee are independent within the meaning of the standards for independence set forth in the Company’s corporate governance guidelines, which are consistent with applicable SEC rules and NYSE corporate governance standards.

PRINCIPAL RESPONSIBILITIES
The Compensation Committee is responsible for:
•
deciding, recommending and reviewing the compensation, including benefits, of the executive officers and directors of the Company;

•
reviewing risks associated with the Company’s compensation policies and practices; and

•
administering the Company’s executive and senior management incentive compensation plans.

The Compensation Committee may delegate any of its authority and responsibilities to a subcommittee of members of the Compensation Committee designated by the Chairman of the Compensation Committee. To the extent permitted by Delaware law, the Compensation Committee may delegate to one or more officers of the Company the power to designate the employees (other than executive officers) of the Company or any of its subsidiaries who will receive grants of equity incentive awards and the number of such awards.
For more information regarding the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” below.
CHARTER
The Board of Directors has adopted a written charter for the Compensation Committee, which is available on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.”
REPORT OF THE COMPENSATION COMMITTEE
See also “Executive Compensation — Compensation Committee Report.”

Nominating and Corporate Governance Committee	MEETINGS IN 2025: 2

MEMBERS
•
Dr. Bogart (Chair)

•
Mr. Bruckmann

•
Mr. Burris

•
Mr. Engquist

QUALIFICATIONS
•
All members of the Governance Committee are independent within the meaning of the standards for independence set forth in the Company’s corporate governance guidelines, which are consistent with applicable SEC rules and NYSE corporate governance standards.

PRINCIPAL RESPONSIBILITIES
The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for:
•
assisting the Board of Directors in fulfilling its oversight responsibilities under the NYSE listing standards and Delaware law;

•
identifying qualified candidates for nomination to the Board of Directors;

•
oversight of the Company’s sustainability-related programs; and

•
developing and evaluating the Company’s corporate governance policies.

The Governance Committee also considers nominees to the Board of Directors recommended by stockholders in accordance with the requirements of the Company’s Bylaws.
As part of its oversight of sustainability-related programs, the Governance Committee assists the Board of Directors with formulating strategies to respond to public policy, legislative, regulatory, political and social issues and trends related to environmental, health and safety, and sustainability performance that may significantly affect the business operations, financial performance or public image of the Company.
CHARTER AND CORPORATE GOVERNANCE GUIDELINES
The Board of Directors has adopted a written charter for the Governance Committee and Corporate Governance Guidelines recommended by the Governance Committee, both of which are available on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.”

Executive Sessions with Non-Management Directors
The Company’s non-management directors meet without the Chief Executive Officer and other Company personnel as needed during a portion of each Board of Directors meeting. The Lead Independent Director, or a director designated by such non-management directors, presides over the executive sessions.
10 2026 Proxy Statement | Mohawk Industries, Inc.

Corporate Governance

Board Leadership

The Board of Directors has determined that a combined Chairman and Chief Executive Officer position is most appropriate for the Company at this time. Mr. Lorberbaum has served in this combined role since 2004. The Board of Directors believes that Mr. Lorberbaum, who is also a significant stockholder of the Company, has efficiently conducted the business and affairs of the Company and believes that he has provided effective leadership and guidance as the Chairman in the management of the Company’s risk profile and pursuit of its strategic goals.

In deciding that a combined Chairman and Chief Executive Officer position is the appropriate leadership structure for the Company at this time, the Governance Committee and Board of Directors also recognized the benefit of independent leadership to enhance the effectiveness of the Board’s oversight role. Accordingly, in February 2023, the Governance Committee and Board of Directors adopted amended and restated Corporate Governance Guidelines that, among other things, established the role of Lead Independent Director. Mr. Engquist was subsequently appointed by the Board to serve as the Company’s first Lead Independent Director and was reappointed to this role in February 2026.

     The Lead Independent Director:
•
participates in setting the agenda of Board of Directors and Committee meetings,

•
coordinates the distribution and presentation of meeting materials,

•
maintains the focus and punctuality of Board of Directors and Committee meetings, and

•
presides over executive session meetings of the independent directors.

Classified Board Structure

The Company’s Certificate of Incorporation divides the Board of Directors into three distinct classes, with each class serving a three-year term. The Board of Directors believes that this classified structure fosters stability and continuity, benefiting both the Company and its stockholders. The classified structure ensures that the Board of Directors always includes experienced directors who are knowledgeable in the Company’s strategic goals, business and markets. Electing directors to three-year terms, rather than one-year terms, enhances the independence of the Company’s non-management directors and encourages them to make decisions in the long-term best interest of the Company and its stockholders. The Board of Directors also believes that the Company’s classified board structure serves the best interests of both the Company and its stockholders by reducing the potential influence of certain investors and special interest groups with short-term agendas that may be harmful to the long-term interests of the Company and its stockholders. This protects long-term stockholder value and ensures accountability. The Company’s classified board structure mitigates the risk of coercive takeover tactics by better positioning the Board of Directors to negotiate for the best outcome on behalf of all of the Company’s stockholders. Since only one-third of the Company’s directors are elected at any annual meeting, it would require at least two annual meetings to change a majority of the Board, giving incumbent directors significant leverage to secure the best long-term results for all of the Company’s stockholders.
Majority Voting for Directors; Director Resignation Policy

The Company’s Bylaws contain a majority voting standard for the election of directors in an uncontested election (that is, an election where the number of nominees is equal to the number of seats open). In an uncontested election, each nominee must be elected by the vote of a majority of the votes cast. A “majority of the votes cast” means the number of votes cast “for” a director’s election must exceed the number of votes cast “against” (excluding abstentions). In addition, the Board has adopted a director resignation policy whereby, if a director nominee does not receive the requisite vote, the Board expects such director to tender his or her resignation. Under the policy, the Board shall fill director vacancies and new directorships only with candidates who tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with the director resignation policy. If an incumbent director fails to receive the required vote for re-election as outlined above, the Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Governance Committee’s recommendation within 90 days from the date of the certification of the director election results and will promptly disclose its decision in a filing with the SEC. The Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation.
Mohawk Industries, Inc. | 2026 Proxy Statement 11

Corporate Governance

Sustainability

Mohawk incorporates sustainability principles into its business strategy and global operations to benefit the business, its stakeholders and the environment. Sustainability principles are integrated into the Company’s core operational priorities, including product innovation, resource conservation and responsible manufacturing practices. Each year, management reviews the Company’s sustainability strategy to assess alignment with long‑term business objectives, additional opportunities for cost containment and relevance to operational performance and product development. The strategy establishes clear goals that serve as a roadmap to enhance the Company’s ongoing operations and reflects a commitment to advancing the well-being of communities, protecting the environment, and driving value creation for stakeholders through responsible and forward-thinking business practices.
The Company’s annual impact report provides additional detail on its progress alongside numerous compelling stories about sustainability initiatives within its business.
People	Planet	Practices

•
PERFORMANCE-DRIVEN
WORKPLACE

Building and developing a high-performing team with many different backgrounds and experiences
•
ZERO-HARM WORKPLACE

Creating safe, hazard-free environments that support employee health and well-being
•
CONNECTED COMMUNITIES

Building community partnerships that strengthen local connections, workforce availability, and the operating conditions that drive business value.

•
CLIMATE-POSITIVE FUTURE

Being part of the climate change solution through implementation of decarbonization strategies across the business
•
WATER RESTORATION

Improving efficient and responsible use of water in all processes and products
•
PRODUCT CIRCULARITY

Thoughtfully minimizing environmental impact across product lifecycle through sustainable design, innovation, extended use and responsible reuse
•
RESPONSIBLE SOURCING

Selecting suppliers and partners that meet the Company’s ethical, sustainable and socially conscious standards

•
SUSTAINABLE LEADERSHIP

Aligning business direction and decision-making with sustainability goals via a multi-level council of key stakeholders
•
POLICIES

Maintaining clear, accessible and consistent ethics, compliance and other sustainability-related policies, such as environmental and human rights, across the organization and ensuring feedback can be provided by stakeholders through anonymous platforms

The Company recognizes that managing sustainability priorities helps to promote and ensure long-term viability for the Company. These priorities are integrated into the Company’s overall management process and incorporate strong governance principles, as well as risk management processes. The Company’s policies reflect its commitment to building a better future for its people, the planet and its businesses.
SUSTAINABILITY LEADERSHIP
SUSAINTABILITY GOVERNANCE
Mohawk’s CEO, Board of Directors and Governance Committee, alongside an Executive Stewardship Council that includes its Chief Sustainability Officer, Chief Financial Officer, Vice President —  Business Strategy & General Counsel, Chief Operating Officer and business segment presidents, lead the Company’s sustainability agenda.

The Executive Stewardship Council defines sustainability strategy and programs and the associated goals and objectives, while the Board’s Governance Committee has specific oversight responsibility for sustainability initiatives and the Board’s Audit Committee oversees risk management.

In addition, the Company’s People Council and Planet Council are comprised of multi-business, multi-level stakeholder leadership groups which align business direction and decision-making with sustainability goals by identifying metrics to track performance, providing business segment feedback and sharing best practices.

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Corporate Governance

The Board of Directors receives quarterly updates from management regarding the Company’s progress within its sustainability initiatives. Together with the CEO, the Board of Directors maintains ultimate responsibility for the Company’s sustainability programs and initiatives such as carbon and circularity projects.
PEOPLE
The Company’s management team recognizes the importance of its employees to the Company’s overall long-term success. The Company prioritizes its employees by focusing on a number of human capital objectives, including recruitment, development, engagement and retention, as well as safety, health and well-being. The Company’s talent development initiatives center on the education, exposure and experience of its employees, and the Company’s commitment to sustaining a workforce that mirrors the communities in which it operates. In addition, the Company is dedicated to creating a working environment that is free from hazards, promoting employee well-being and prioritizing safety at every level. By consolidating safety data from all business segments, the Company calculates its corporate recordable incident rate, which serves as a key indicator of its overall safety performance.
PLANET
Mohawk is dedicated to advancing a climate-positive future through meaningful action and measurable results. This strategy is underpinned by strong sustainability governance and focuses on reducing the environmental impact of its operations. Key initiatives include energy conservation and the adoption of alternative energy sources. By integrating these practices into its operations, Mohawk strives to contribute to global climate solutions while fostering long-term resilience and sustainability.

PRACTICES
Given its global operations, Mohawk recognizes the importance of conducting business with integrity, transparency, consistency and accountability. Mohawk’s strong ethical foundation serves as the guiding principle that shapes the Company’s interactions with customers, employees, vendors and the communities where the Company operates.
In addition to meeting applicable local and national regulatory compliance standards, Mohawk continues to utilize best-in-class reporting frameworks.

Risk Oversight

The Board of Directors provides oversight of the financial, operational, legal and other business risks to the Company on an ongoing basis. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including economic, financial, cybersecurity, legal and regulatory risks
Mohawk Industries, Inc. | 2026 Proxy Statement 13

Corporate Governance

and others, such as the impact of competition. Management is responsible for addressing the risks the Company faces on a day-to-day basis, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board is responsible for satisfying itself that the Company’s risk management processes are adequate and functioning as designed.
While the Board is ultimately responsible for risk oversight, the Audit Committee has primary responsibility for financial, legal, cybersecurity, sustainability, climate and other operational risks, and the Compensation Committee assesses the risks associated with compensation practices. Each of the committees of the Board routinely reports to the full Board on material issues considered by such committee, which may include issues of risk.
Annual Board and Committee Self-Evaluations

The Board conducts an annual self-evaluation process to assess whether the Board, its committees, and each member of the Board are working effectively, and to provide an opportunity to reflect upon and improve processes and effectiveness.
Each Board member conducts an individual self-assessment annually. In addition, the Governance Committee designs and establishes the overall evaluation framework for the Board assessment, and the Chair of the Governance Committee leads the evaluation process. Evaluation topics include:
• Board composition and refreshment; • timing, agenda, and content of Board meetings;	• Board dynamics and function; and • executive succession planning.
The Chair of the Governance Committee then presents a summary identifying any themes or issues that have emerged to the Board on an anonymous basis.
Each committee also conducts its own annual self-evaluation and reports the results to the Board. Each committee’s evaluation includes:
• an assessment of the committee’s compliance with the committee’s charter; • the committee’s composition and refreshment; and	• timing, agenda and content of committee meetings.
Nomination Process for the Board of Directors

The Governance Committee evaluates candidates for the Board of Directors identified by its members, other Board members, as well as the Company’s management and stockholders. The Governance Committee from time to time may also retain a third-party executive search firm to identify qualified candidates for membership on the Board of Directors. A stockholder who wishes to recommend a prospective nominee for consideration by the Governance Committee should follow the procedures set forth below under “Stockholder Proposals.”
Once the Governance Committee has identified a prospective nominee, it makes an initial determination as to whether to conduct a full evaluation. In evaluating a prospective nominee, the Governance Committee may consider among other things, the following criteria:

•
the ability of the prospective nominee to represent the interests of the stockholders;

•
the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•
the prospective nominee’s ability to dedicate sufficient time, energy and attention to the performance of his or her duties;

•
the extent to which the prospective nominee contributes to the range of talent, skill and expertise of the Board of Directors; and,

•
the extent to which the prospective nominee helps the Board of Directors reflect the gender, racial, ethnic and global diversity of the Company’s stockholders, employees and customers.

After completing the evaluation, the Governance Committee makes a recommendation to the Board of Directors.
Board Refreshment

Each member of the Board of Directors is required to submit his or her resignation to the Board of Directors upon the expiration of the term of service in which his or her 75th birthday occurs. Similarly, each director is required to submit his
14 2026 Proxy Statement | Mohawk Industries, Inc.

Corporate Governance

or her resignation upon a failure to receive a majority of the votes cast in any uncontested election for which he or she is a nominee. In each case, the Board of Directors is not required to accept such resignation, and the Board of Directors will consider a variety of factors when determining whether any director might continue his or her service on the Board.
Stockholder Engagement

Mohawk’s Board and management highly value the input and insights of the Company’s stockholders. The Board and management proactively engage with a significant portion of stockholders, including institutional investors, throughout the year. The aim of the stockholder engagement program is to learn about matters important to stockholders, which in turn drives improvements in the Company’s policies and practices. Regular engagement provides Mohawk with valuable insights into stockholder concerns and support as the Company develops and implements strategies for long-term growth. Recognizing that stockholders are the owners of the Company, the Board and management are committed to maintaining a robust engagement program and open and ongoing dialogue on relevant issues.
Types of Outreach	Company Participants	Topics of Discussion

•
Quarterly earnings releases

•
Quarterly investor calls

•
Annual Report

•
SEC filings

•
News releases

•
Investor/analyst presentations

•
Annual Meeting of Stockholders

•
Annual election of directors and
Say-on-Pay vote

•
Impact Report

	• Executive leadership team • Senior management • Investor relations • Subject matter experts	• Corporate governance • Business strategy and execution • Risk oversight • Sustainability programs and disclosures • Succession planning
Communication with Directors

The Board of Directors has established a process by which interested parties may send communications to members of the Board of Directors, including the non-management directors. Interested parties wishing to send communications to members of the Board of Directors should write to:
Mohawk Industries, Inc. Attention: Board of Directors P.O. Box 963 Calhoun, Georgia 30703
Interested parties should indicate whether the communication is directed to all Board members or only non-management Board members. The Company’s Secretary will relay all communications to all members of the Board or non-management directors as directed by the writer. For other information related to interested party opportunities to communicate with members of the Board of Directors (including the Company’s policy with respect to attendance of directors at annual stockholder meetings), visit the Company’s website at ir.mohawkind.com.
Availability of Information

The Board of Directors has adopted:
(i)
written charters for each of the Audit Committee, the Compensation Committee and the Governance Committee,

(ii)
Corporate Governance Guidelines, and

(iii)
the Mohawk Industries, Inc. Standards of Conduct and Ethics.

Each of these documents is available on the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance” and will be made available in print to any stockholder who requests it.
Mohawk Industries, Inc. | 2026 Proxy Statement 15

Corporate Governance

Financial Statements

Consolidated financial statements for the year ended December 31, 2025, independent registered public accounting firm’s reports and management’s discussion and analysis may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
2025 Director Compensation

The interests of the Company’s directors, like those of management, are aligned with those of our stockholders through meaningful stock ownership. Continuing non-employee directors are granted shares of the Company’s common stock on an annual basis, constituting a substantial portion of their compensation. To further enhance alignment, Mohawk’s director stock ownership guidelines require directors with five or more years of tenure to own shares with a value equivalent to five times their annual cash retainer.
2025 Annual Retainer ($)
Non-Employee Director
• Cash Retainer	100,000
• Equity Retainer	165,000
Additional Compensation
Lead Independent Director	35,000
Committee Chairs:
• Audit	25,000
• Compensation	20,000
• Governance	15,000
The following table presents certain summary information concerning director compensation for our non-employee directors paid by the Company during the year ended December 31, 2025.
Non-Employee Director	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total (#)
Karen A. Smith Bogart	115,000	147,566		262,566
Bruce C. Bruckmann	100,000	147,566		247,566
Jerry W. Burris	100,000	147,566		247,566
John M. Engquist	135,000	147,566		282,566
Joseph A. Onorato	125,000	147,566		272,566
William H. Runge III	120,000	147,566		267,566
Bernard P. Thiers(3)	40,272	55,925	321,854	418,051
W. Christopher Wellborn(4)	—	—	2,919,921	2,919,921

(1)
Includes payment of the annual retainer and retainers for committee chairs, as applicable. Mr. Bruckmann elected to take his 2024 service year retainer 50% in the form of cash ($50,000) and 50% in the form of Common Stock (406 shares). Messrs. Engquist, Onorato and Runge and Dr. Bogart elected to take their 2024 service year retainer 100% in the form of Common Stock (1,100, 1,018, 977 and 937 shares, respectively). All such shares were issued on January 2, 2025 pursuant to the Company’s Non-Employee Director Compensation Plan (the “Director Plan”), which is a sub-plan of the Mohawk Industries, Inc. 2017 Incentive Plan (the “2017 Plan”). Fractional shares of Common Stock were paid in cash in the following amounts: $256.45 (Mr. Bruckmann), $259.57 (Mr. Engquist), $306.76 (Mr. Onorato), $290.05 (Mr. Runge) and $217.65 (Dr. Bogart).

(2)
The amounts reported in the Stock Awards column reflect the grant date fair value calculated in accordance with the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). The grant date fair value of the restricted stock units is equal to the number of units issued multiplied by the closing trading price of the Company’s stock on the day of grant. On January 2, 2025, each of the non-employee directors received 1,273 restricted stock units, with a grant date fair value of $115.92 per share and which vest in approximately equal

16 2026 Proxy Statement | Mohawk Industries, Inc.

Corporate Governance

installments on each of the first three anniversaries of the date of grant. As of December 31, 2025, Mohawk’s non-employee directors held the following aggregate number of restricted stock units:
Non-Employee Director	Restricted Stock Units (#)
Dr. Bogart	2,991
Mr. Bruckmann	2,991
Mr. Burris	2,991
Mr. Engquist	2,991
Mr. Onorato	2,991
Mr. Runge	2,991
Mr. Thiers	12,319
Mr. Wellborn	34,512

(3)
Effective January 1, 2025, Mr. Thiers concluded his service as a senior advisor to the Company and began receiving compensation as a non-employee director pursuant to the Director Plan. He received prorated non-employee director compensation under the Director Plan for the period from January 1, 2025 through May 22, 2025, the date of the Company’s 2025 Annual Meeting of Stockholders. In addition, for 2025, Mr. Thiers received compensation under the Senior Executive LTIP based on performance for the 2024 fiscal year. The amount reported above for Mr. Thiers includes (i) a prorated cash retainer of $40,272 under the Director Plan paid during 2025, including (a) the approximate U.S. dollar value of $13,268 representing the portion of his prorated cash retainer under the Director Plan paid in euros, converted to U.S. dollars using the euro to dollar exchange rate of 1.17 for 2025, and (b) $27,004 representing the portion of his prorated cash retainer under the Director Plan that was paid in U.S. dollars; (ii) $55,925, which is the grant date fair value of 495 restricted stock units granted on March 4, 2025 as a prorated equity retainer under the Director Plan, having a grant date fair value equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($112.98); and (iii) $321,854, which is the grant date fair value of 2,777 restricted stock units granted on February 21, 2025 pursuant to the Senior Executive LTIP for performance during the period ended December 31, 2024, having a grant date fair value equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($115.90).

(4)
Mr. Wellborn did not receive any compensation for his service as a director under the Director Plan in 2025. Since his retirement from the position of President and Chief Operating Officer on February 1, 2025, Mr. Wellborn served in a senior advisory role to ensure a successful transition of the business and its strategies until March 1, 2026. In addition, Mr. Wellborn has also continued to serve on the Board of Directors and was appointed Vice Chairman of the Board effective February 1, 2025. In connection with Mr. Wellborn’s senior advisory role, Mr. Wellborn’s base salary was set at approximately $312,000 on an annualized basis. The amount reported for Mr. Wellborn includes (i) total salary of $389,819 paid during 2025, which reflects one month of service as Chief Operating Officer and 11 months as a senior advisor to the Company; (ii) $2,207,200, which is the grant date fair value of 19,044 restricted stock units granted on February 21, 2025 pursuant to the Senior Executive LTIP for performance during the period ended December 31, 2024, having a grant date fair value equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($115.90); (iii) $307,711 in prorated annual incentive awards under the Senior Executive Annual Incentive Plan for 2025; and (iv) $15,191 in other compensation, including 401(k) matching contribution, disability and insurance coverage benefits and payment for an annual physical.

Employees of the Company or its subsidiaries who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or any Committee of the Board of Directors.
Mohawk Industries, Inc. | 2026 Proxy Statement 17

Proposal 2 — Ratification of Selection of KPMG LLP as the Company’s Independent Registered Public Accounting Firm
The Audit Committee has selected KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and has directed that management submit the selection of the independent registered public accounting firm to stockholders for ratification at the Annual Meeting. Representatives of KPMG are expected to be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. If the Stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain KPMG, but still may retain KPMG as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interest of the Company and its stockholders.
The members of the Audit Committee and the Board of Directors believe that the continued retention of KPMG to serve as the Company’s independent registered public accounting firm is in the best interest of the Company and its investors.
The Board of Directors recommends a vote FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm.
18 2026 Proxy Statement | Mohawk Industries, Inc.

Audit Committee
Report of the Audit Committee of the Board of Directors of
Mohawk Industries, Inc.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit the Company’s financial statements (the “Audit Firm”). In connection with its responsibilities, the Audit Committee received the written disclosure from the Audit Firm, which is required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the Audit Firm’s communications with the Audit Committee concerning independence, discussed with the Audit Firm any relationships that may impact the objectivity and independence of the Audit Firm and satisfied itself as to the independence of the Audit Firm. In addition, the members of the Audit Committee considered whether the provision of services for the year ended December 31, 2025 described below under Principal Accountant Fees and Services was compatible with maintaining such independence. In conjunction with the mandated rotation of the Audit Firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of the Audit Firm’s new lead engagement partner.
The Audit Committee members reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2025 with management. The Audit Committee members also discussed with the Audit Firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.
AUDIT COMMITTEE
Joseph A. Onorato — Chair	Bruce C. Bruckmann	John M. Engquist	William H. Runge III
Principal Accountant Fees and Services

The following table shows the fees rendered (in thousands) to the Audit Firm for the audit of the Company’s annual consolidated financial statements for 2025 and 2024, and fees billed for non-audit related services, tax services and all other services performed by the Company’s independent registered public accounting firm during 2025 and 2024. Management of the Company negotiates such fees for services with the Audit Firm, subject to the review and approval of the Audit Committee.
KPMG LLP Fees	2025 ($)	2024 ($)
Audit fees(1)	11,333	10,314
Audit-related fees(2)	243	398
Tax fees(3)	8	15
All other fees(4)	35	125
Total	11,619	10,852

(1)
Audit fees refer to the audit and quarterly reviews of the consolidated financial statements, the audit of internal control over financial reporting, and fees for accounting consultations on matters reflected in the consolidated financial statements. Audit fees also include fees for other attest services required by statute or regulation, primarily statutory audits in foreign locations.

(2)
Audit-related fees consist of system pre-implementation assessment and attest services for certain foreign subsidiaries.

(3)
Tax fees consist principally of professional services rendered for tax compliance and tax consulting.

(4)
All other fees consist of fees for permitted products and services other than the services described above.

The Audit Committee has adopted a policy regarding the retention of the Company’s independent registered public accounting firm that requires pre-approval of all audit and audit-related, tax and non-audit related services by the chair of the Audit Committee, with subsequent approval by the full Audit Committee during the next scheduled meeting. The Audit Committee approved all audit and audit-related, tax and non-audit related services in 2025 and 2024.
Mohawk Industries, Inc. | 2026 Proxy Statement 19

Proposal 3 — Advisory Vote on Executive Compensation
Pursuant to Section 14A of the Exchange Act, the Company is providing stockholders with the opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of its named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.
As described in detail under the heading “Compensation Discussion and Analysis,” the Company’s executive compensation programs are designed to attract, motivate and retain its named executive officers, who are critical to its success. Under these programs, the named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, business unit goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the 2025 compensation of our named executive officers.
The Compensation Committee regularly reviews the compensation programs for the Company’s named executive officers to ensure they achieve the desired goals of aligning the executive compensation structure with stockholders’ interests and current market practices. The Company is asking stockholders to indicate their support for the named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company will ask stockholders to vote for the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s Stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the “Compensation Discussion and Analysis,” the executive compensation tables and related narrative executive compensation disclosure in this proxy statement.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The Company’s Board of Directors and Compensation Committee value the opinions of stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, they will consider stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends a vote FOR the approval of Proposal 3.
20 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation
Executive Officers

The executive officers of the Company serve at the discretion of the Board of Directors and currently comprise Mr. Jeffrey S. Lorberbaum (identified above), Mr. Claudio Coni, Mr. Paul F. De Cock, Mr. Nicholas P. Manthey, Ms. Malisa M. Maynard, Mr. R. David Patton, Mr. David L. Repp, Mr. Mauro Vandini and Mr. Ken Walma. Mr. W. Christopher Wellborn (identified above) serves as Vice Chair of the Company’s Board of Directors and served as the Company’s Chief Operating Officer and President from November 2009 until his retirement on February 1, 2025. Mr. Wim Messiaen served as president of the Company’s Flooring Rest of the World reporting segment until his resignation from the Company on February 5, 2026. The Company appointed Mr. Paul De Cock as interim president of the Flooring Rest of the World segment at that time. In addition, Mr. James F. Brunk served as the Company’s Chief Financial Officer from 2021 until his retirement on April 1, 2026. The Company appointed Mr. Nicholas P. Manthey as Chief Financial Officer effective April 1, 2026.
Claudio Coni	CHIEF INFORMATION OFFICER	AGE 58

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Chief Information Officer (July 2023 to present)

•
Chief Information Officer of the Company’s Ceramic Europe business (Marazzi Group) (January 2016 to July 2023)

Max Mara Fashion Group
•
Served in different roles, where he focused on deploying enterprise resource planning, digital and retail solutions worldwide (1990 to 2016)

Paul F. De Cock	PRESIDENT AND CHIEF OPERATING OFFICER; INTERIM PRESIDENT — FLOORING REST OF THE WORLD	AGE 53

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
President and Chief Operating Officer (February 2025 to present); Interim President — Flooring Rest of the World (February 2026 to present)

•
President — Flooring North America (November 2018 to February 2025)

•
President — Unilin Flooring (November 2008 to November 2018)

•
President of Unilin North America, helping to integrate Unilin into the Company after its acquisition in 2005 (January 2006 to November 2008)

Unilin
In October 2005, Mohawk acquired Unilin
•
Joined Unilin in 1997 and served in multiple roles in manufacturing, sales, marketing and general management

Nicholas P. Manthey	CHIEF FINANCIAL OFFICER	AGE 45

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Chief Financial Officer (April 2026 to present)

•
Vice President of Corporate Finance and Investor Relations (June 2025 to April 2026)

•
Chief Financial Officer — Flooring North America (July 2020 to June 2025)

Bridgestone Americas
•
Held various finance positions, including most recently as Vice President of Finance (2015 — 2020)

Intel Corporation
•
Held various finance positions (2004 — 2015)

Mohawk Industries, Inc. | 2026 Proxy Statement 21

Executive Compensation

Malisa M. Maynard	CHIEF SUSTAINABILITY OFFICER	AGE 50

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Chief Sustainability Officer (May 2023 to present)

•
Vice President of Sustainability for Flooring North America (April 2021 to May 2023)

Clearwater Paper
•
Head of Corporate Environmental and Sustainability Strategy (2012 to 2021)

R. David Patton	VICE PRESIDENT — BUSINESS STRATEGY, GENERAL COUNSEL & SECRETARY	AGE 55

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Vice President — Business Strategy, General Counsel and Secretary (July 2013 to present)

Alston & Bird LLP
•
Partner in its Corporate Transactions and Securities Practice Group (1996 to 2013)

David L. Repp	SENIOR VICE PRESIDENT — CHIEF ACCOUNTING OFFICER AND CORPORATE CONTROLLER	AGE 51

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
Senior Vice President — Chief Accounting Officer and Corporate Controller (March 2025 to present)

•
Vice President — Corporate Segment Controller (March 2024 to March 2025)

•
Segment Controller — Flooring North America (January 2022 to March 2024)

•
Vice President — Finance, Commercial division of Flooring North America (April 2018 to February 2022)

•
Vice President — Finance and Chief Financial Officer, Mohawk Home division of Flooring North America (October 2013 to March 2018)

Mr. Repp joined the Company in 2005 and has worked in roles of increasing responsibility since that time.
Deloitte & Touche, LLP
•
Audit Manager (1997 to 2005)

Mauro Vandini	PRESIDENT — GLOBAL CERAMIC	AGE 68

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
President — Global Ceramic (September 2024 to present)

•
President — Ceramic Europe (2013 to 2024)

Marazzi Group
In 2013, Mohawk acquired Marazzi Group
•
Chief Executive Officer

•
Joined Marazzi in 1983 and served as technical director and Vice President of International Operations

Ken Walma	PRESIDENT — FLOORING NORTH AMERICA	AGE 48

BIOGRAPHICAL INFORMATION
Mohawk Industries, Inc.
•
President — Flooring North America (February 2025 to present)

Madison Air
•
Group President — Air Movement and Heat Group (June 2023 to November 2024)

•
Chief Executive Officer of Big Ass Fans, a portfolio company of Madison Air (May 2022 to November 2024)

Signify
•
Vice President and General Manager (March 2020 to May 2022)

Eaton
•
Held various roles (April 2007 to March 2020)

22 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

Compensation Discussion and Analysis

COMPENSATION DISCUSSION AND ANALYSIS — CONTENTS
24	Executive Summary
25	Compensation Philosophy and Objectives
25	Market Data
26	Company and Individual Performance Metrics
26	Components of Our Compensation Program
26	Allocation of Total Direct Compensation
27	Consideration of Last Year’s Advisory Stockholder Vote on Executive Compensation
27	Determination of Executive Officer Compensation
27	2025 Review of Compensation
28	Base Salary
28	Annual Incentive Awards
29	Long-Term Incentive Plan
33	Perquisites and Other Executive Benefits
33	Retirement Benefits and Deferred Compensation
33	Severance Pay Arrangements
34	Stock Ownership Guidelines and Hold Periods
34	Clawback Policy
34	Insider Trading Policy
34	Policy on Hedging Transactions
35	Equity Grant Guidelines
35	Compensation Risk Review

The following section contains a detailed description of our compensation objectives and policies, the elements of the Company’s compensation program, and the material factors the Compensation Committee considered in setting the compensation of our named executive officers for 2025, who are listed below:
Named Executive Officers
Jeffrey S. Lorberbaum	James F. Brunk	Paul F. De Cock	Mauro Vandini	Ken Walma
Chief Executive Officer	Former Chief Financial Officer(1)	President and Chief Operating Officer; Interim President — Flooring Rest of the World; Former President — Flooring North America(2)	President — Global Ceramic	President — Flooring North America(3)

(1)
On April 1, 2026, Mr. Brunk retired from his role as Chief Financial Officer of the Company. Mr. Brunk will continue to serve in a senior advisory role to ensure a successful transition of the business and its strategies. In connection with Mr. Brunk’s senior advisory role, the Compensation Committee approved an annualized base salary of approximately $1,200,000, effective April 1, 2026. Mr. Brunk also received a grant of shares of common stock equal to $1,000,000, which will vest in equal amounts over a two-year period. The compensation described in this section relates to Mr. Brunk’s total direct compensation as Chief Financial Officer of the Company during 2025.

(2)
On February 1, 2025, Mr. De Cock was promoted to the role of President and Chief Operating Officer of the Company. Mr. De Cock previously served as President of the Company’s Flooring North America reporting segment.

(3)
On February 1, 2025, Mr. Walma was appointed to the role of President — Flooring North America.

Mohawk Industries, Inc. | 2026 Proxy Statement 23

Executive Compensation

EXECUTIVE SUMMARY
(1)
See Annex A for reconciliation of Non-GAAP financial measures

(2)
As of December 31, 2025

Although macroeconomic and market challenges continued in 2025, the Company advanced its focus on its long-term strategic goals, generating free cash flow of $616 million and investing $440 million in capital projects. While commercial demand remained stable through 2025, continued softness in U.S. housing turnover and sluggish new home construction negatively affected the Company’s volumes. Weak consumer confidence also contributed to deferred spending on major discretionary projects, including home renovation activities. Housing turnover in the Company’s major regions remained near historically low levels, driven by affordability challenges and broader economic uncertainty. In response to challenging market conditions, the Company undertook a series of actions throughout 2025 designed to support sales performance and improve product mix in softer demand environments. These actions included the introduction of innovative products, targeted marketing initiatives, and promotional programs intended to stimulate activity in both residential and commercial channels. The Company’s premium product launches provided differentiated design and performance attributes aimed at encouraging remodeling activity. In addition, the introduction of new commercial collections contributed to increased traction in new construction and commercial remodeling projects. The Company also implemented a number of restructuring actions and operational improvements intended to reduce its cost structure and enhance long-term competitiveness. The Company remains focused on effectively managing near-term market conditions, pursuing profitable growth opportunities, and positioning the Company to benefit when housing activity recovers.
Key metrics from the Company’s 2025 performance include:

•
net sales were approximately $10.8 billion, a decrease of 0.5% as reported or 1.3% on an adjusted basis compared to 2024;

•
earnings per share (EPS) as reported was $5.93, a decrease from $8.09 for 2024;

•
excluding unusual charges, EPS was $8.96, a decrease of 7.6% compared to 2024*;

•
for the full year, the Company generated free cash flow of approximately $616 million, a decrease of 9.3% from the prior year*;

•
operating income was $489.8 million, a decrease from $693.5 million in 2024;

•
adjusted operating income was $703 million, down approximately 14% compared to 2024*.

*
Please see Mohawk’s 2025 Annual Report that accompanies this proxy statement for additional information on the results of the Company’s operations for 2025 and the reconciliation of Non-GAAP financial measures contained in Annex A to this proxy statement.

The Company sets goals at the beginning of each year to establish expected payments at various levels of performance under the Company’s incentive plans, and the Compensation Committee considers accomplishments of the Company’s executives when determining payouts. As discussed in detail below, although certain performance goals were not achieved with respect to the 2025 annual and 2024 long-term incentive awards, the Compensation Committee determined to approve payouts at an adjusted level in those cases in order to appropriately compensate executives for their individual contributions.
24 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

COMPENSATION PHILOSOPHY AND OBJECTIVES
The Company’s goal is to have a compensation program that enables it to attract, motivate, develop and retain highly qualified executives who will assist in meeting the Company’s long-range objectives, thereby serving the interests of stockholders. To meet these objectives, executive leadership must be of the caliber and have the level of experience and expertise necessary to manage the Company’s complex global business successfully. The Company believes that, in order to do this effectively, its compensation program must meet the following criteria:

• create a strong link between the total direct compensation of executives and the Company’s annual and longer-term financial performance;	• use performance-based incentive compensation to place significant amounts of executive compensation at risk;	• closely align executives’ interests with those of stockholders by making stock-based incentives an element of executive compensation; and	• provide executives with total compensation opportunities at levels that are competitive for comparable positions at companies with which the Company competes for talent.
Determinations and assessments of executive compensation are primarily driven by two considerations:
1	Market data based on the compensation levels, programs and practices of certain other peer companies, and	2	Company and individual performance in specified areas, such as financial metrics and operational efficiency.
The Company believes that market competitiveness and performance factors, considered together, provide a reasonable basis to assess executive performance and determine compensation levels that provide incentive to build value for stockholders. As described below, the Company considers each of these areas in making executive compensation decisions from setting base salaries to providing annual and long-term rewards.
MARKET DATA
The Company considers the compensation levels, programs and practices of certain other companies to assist in setting executive compensation so that it is market competitive. The Company reviews compensation data of a peer group that consists of companies of comparable size on both a revenue and market capitalization basis that are engaged, to varying degrees, in businesses similar to the Company. The Company believes that it competes, to varying degrees, for business and talent with the companies in this peer group. The Compensation Committee considers the 50th percentile of the Company’s peer group as a guide for setting total direct compensation (base salary plus annual incentive plus long-term incentive) for executives. For purposes of setting compensation levels for 2025, the following companies comprised the peer group (which differed from the peer group used for 2024, as described below)(1):
Builders FirstSource, Inc. Carrier Global Corporation Eastman Chemical Company Fortune Brands Innovations Leggett & Platt	Lennox International, Inc.* Masco Corporation Newell Brands Owens Corning PPG Industries, Inc.	RPM International, Inc. The Sherwin-Williams Company Stanley Black & Decker, Inc. Trane Technologies plc Whirlpool Corporation

(1)
Entities marked with an asterisk are new to the peer group for 2025. JELD-WEN Holding, Inc. was removed from the peer group for 2025 based on data received from an analysis by Aon plc.

The Compensation Committee obtained information on the compensation levels, programs and practices of the companies within the peer group from market surveys periodically conducted by the Rewards Solutions practice at Aon plc (“Aon”), a compensation consultant engaged by the Company. In November 2024, the Compensation Committee considered whether the work of Aon raised any conflict of interest. The Compensation Committee considered various factors and determined that with respect to executive and director compensation-related matters, no conflict of interest was raised by the work of Aon. The factors considered by the Compensation Committee included, but were not limited to, Aon’s representation to the Compensation Committee that fees unrelated to compensation work paid by the Company to Aon were less than 0.05% of Aon’s total revenues.
Mohawk Industries, Inc. | 2026 Proxy Statement 25

Executive Compensation

COMPANY AND INDIVIDUAL PERFORMANCE METRICS
The Company relies significantly on performance-based measurements to determine the compensation earned by executives. To customize the compensation program and recognize individual performance and contribution to the Company, the Company focuses on goals relating to:
•
earnings per share (EPS),

•
earnings before interest, taxes, depreciation and amortization (EBITDA),

•
total stockholder return (TSR), and

•
individual performance.

The Company selects these financial and individual metrics for its incentive programs because it believes that they create appropriate incentives, aligned with those of its stockholders, to improve the operational efficiency and financial performance of the Company. The Company also believes these metrics are good indicators of its overall performance, including whether the Company and its business units are achieving annual or long-term business objectives, and lead to the creation of long-term value for stockholders.
COMPONENTS OF MOHAWK’S COMPENSATION PROGRAM
The Company’s executive compensation program consists primarily of the following integrated components: base salary, annual incentive awards and long-term incentive opportunities, which together comprise an executive’s total direct compensation.
Base salary provides the Company’s executive officers with a level of compensation consistent with their skills, experience and contributions in relation to comparable positions in the competitive marketplace. Base salary is set at the beginning of each calendar year and does not vary based on individual or business performance during the year or during prior periods.
By contrast, the other components of executive officers’ total direct compensation — the annual incentive awards and components of long-term incentive compensation — are at risk based on performance. The Compensation Committee reviews the base salaries of executive officers annually and otherwise when an executive is promoted or has a significant change in duties or responsibilities. In addition, the Company also considers the executive’s experience for the position, differences in position and responsibilities relative to the peer group and the executive’s personal contribution to the financial and operational performance of the Company and its businesses.
For 2025, annual incentive awards were awarded under the Senior Executive Annual Incentive Plan (the “SEAIP”). The SEAIP provides a direct link between executive compensation and annual performance. Executives’ annual incentive awards are at risk based on how well the Company and executives perform against annual performance goals. Awards made pursuant to the SEAIP may be in the form of cash or restricted stock units.
The Company also awarded equity incentive awards in the form of restricted stock units under the Company’s Senior Executive Long-Term Incentive Plan (the “Senior Executive LTIP”) in 2025. The Senior Executive LTIP provides a link between executive compensation and long-term performance, as the value of grants is based on total stockholder return for a three-year performance period and annual Company and business unit performance goals as well as personal performance goals. To determine the number of awards granted under the Senior Executive LTIP in February 2025, the total stockholder return was measured over the three-year period ending in 2024 and Company and business unit performance was measured against 2024 financial goals. The Compensation Committee also considered the individual performance of each executive officer in relation to the personal performance goals previously set by the Compensation Committee. Equity incentive awards vest ratably over three years following the grant date.
Awards made pursuant to the SEAIP and the Senior Executive LTIP are governed by the Company’s 2017 Plan.
The Company’s compensation program is complemented with limited perquisites and other executive benefits, including 401(k) matching contributions and severance benefits that the Compensation Committee believes are appropriate, individually and in the aggregate, to ensure the executive compensation program remains competitive.
ALLOCATION OF TOTAL DIRECT COMPENSATION
Because stockholders place their money at risk when they invest in the Company, the Company believes that a significant portion of executives’ compensation should be aligned with stockholder value. For example, in 2025, assuming achievement of target performance objectives, approximately 71% of Mr. Lorberbaum’s total target direct compensation consisted of annual incentive awards and RSU awards. Other named executive officers had similar allocations of target salary, annual incentive awards and RSU awards for 2025, with 66% of the principal target compensation components for our named executive officers in the aggregate consisting of annual incentive awards and RSU awards. Based on the
26 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

Company’s performance in 2025, approximately 23% of the total direct compensation actually paid to Mr. Lorberbaum was represented by his annual bonus award and approximately 47% of the total direct compensation actually paid to Mr. Lorberbaum was represented by his long-term incentive opportunity. By placing a significant portion of an executive’s annual pay at risk, the Compensation Committee believes that compensation is more directly related to performance and more closely links the financial interests of the executives and those of the stockholders.
CONSIDERATION OF LAST YEAR’S ADVISORY STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

At the 2025 Annual Meeting of Stockholders, more than 91% of the votes cast approved the compensation of the Company’s named executive officers. The Board and the Compensation Committee appreciate and value the views of the Company’s stockholders. In considering the result of this most recent advisory vote on executive compensation, the Compensation Committee concluded that the compensation paid to executive officers and the Company’s overall pay practices continue to enjoy strong stockholder support. In light of this support, the Compensation Committee did not make material changes to the Company’s executive compensation program.
Average Stockholder Approval on Say-on-Pay over Last 12 Years 94.9% of votes cast
At the 2023 Annual Meeting of Stockholders, stockholders expressed a preference that advisory votes on executive compensation be held on an annual basis. Consistent with this preference, the Board has implemented an advisory vote on executive compensation on an annual basis. The next required vote on the frequency of stockholder votes on the compensation of executive officers will occur at the 2029 Annual Meeting of Stockholders.
DETERMINATION OF EXECUTIVE OFFICER COMPENSATION
2025 Review of Compensation
As a guide in setting compensation for 2025, the Compensation Committee used the results of a survey by Aon of the Company’s peer group executive compensation conducted in 2024. This assessment showed that for 2024:
•
Mr. Lorberbaum, the Company’s Chief Executive Officer, received total direct compensation below the 25th percentile of the peer group, which is broken down as follows:

>
base salary above the 75th percentile of the peer group;

>
total cash compensation, which includes base salary and annual cash incentive awards, below the 25th percentile of the peer group; and

>
long-term incentive compensation below the 25th percentile of the peer group.

•
Mr. Brunk, the Company’s Chief Financial Officer during 2024, received total direct compensation below the 25th percentile of the peer group, which is broken down as follows:

>
base salary below the 50th percentile of the peer group;

>
total cash compensation above the 25th percentile of the peer group; and

>
long-term incentive compensation below the 25th percentile of the peer group.

•
Mr. De Cock, the Company’s President — Flooring North America during 2024, received total direct compensation above the 50th percentile of the peer group, which is broken down as follows:
>
base salary above the 75th percentile of the peer group;

>
total cash compensation, which includes base salary and annual cash incentive awards, above the 75th percentile of the peer group; and

>
long-term incentive compensation below the 50th percentile of the peer group.

•
Mr. Vandini, the Company’s President — Global Ceramics and Former President — Ceramic Europe during 2024, received total direct compensation below the 50th percentile of the peer group, which is broken down as follows:

>
base salary above the 75th percentile of the peer group;

>
total cash compensation, which includes base salary and annual cash incentive awards, above the 75th percentile of the peer group; and

>
long-term incentive compensation below the 25th percentile of the peer group.

Mohawk Industries, Inc. | 2026 Proxy Statement 27

Executive Compensation

In making its determinations of 2025 executive compensation, the Compensation Committee at its February 2025 meeting considered:
(i)
the results of the Aon assessment discussed above and a tally sheet detailing the various elements of compensation for named executive officers, including base salary and annual and long-term incentives,

(ii)
results of performance of named executive officers against applicable financial and personal performance goals for 2024, and

(iii)
other factors described in “Compensation Philosophy and Objectives” above.

Then, together with Mr. Lorberbaum’s recommendations for compensation for the named executive officers other than himself, the Compensation Committee made determinations concerning 2025 adjustments to base salaries and awards under the annual and long-term incentive compensation plans.
Mr. Walma was not an executive officer of the Company at the time of the 2024 Aon assessment. The Compensation Committee considered and approved his compensation package effective as of November 11, 2024.
Base Salary
Based on the Compensation Committee’s review of market data, the economic conditions and other factors described above, base salaries for 2025 were adjusted in consideration of individual performance and consistent with Company-wide salary increases. Messrs. Lorberbaum, Brunk, and Vandini each received a base salary increase of 3.0% over 2024, and Mr. Walma received a base salary increase of 0.5% over 2024, as a result of merit-based evaluation by the Compensation Committee. In connection with Mr. De Cock’s appointment as the Company’s President and Chief Operating Officer, the Compensation Committee approved an annualized base salary of approximately $1.2 million, effective February 1, 2025.
Annual Incentive Awards
As discussed above, named executive officers are eligible to earn annual incentive awards under the SEAIP. Pursuant to the plan, each named executive officer who participates in the SEAIP is eligible to participate in a bonus pool that is established based on the Company’s achieving a threshold level of performance, and which determines each named executive officer’s maximum bonus opportunity, subject to negative discretion by the Compensation Committee to determine the actual amount of annual incentive payouts, as described below. The governing parameters of the SEAIP are as follows:
(i)
no annual incentive awards are payable under the plan unless the Company achieves positive consolidated adjusted operating income for the year;

(ii)
actual incentive awards earned by the named executive officers are based on the level of achievement of applicable performance goals established by the Compensation Committee; and

(iii)
each named executive officer has a maximum bonus award limit based on a percentage of the bonus pool (which the Company refers to as the “Maximum Pool Award Limit”).

In 2025, the Company achieved the threshold financial goal of positive consolidated adjusted operating income, making each named executive officer eligible to participate in the bonus pool. The bonus pool for 2025 performance was set by the Compensation Committee at approximately $12.2 million. For 2025, the Maximum Pool Award Limit for each of Messrs. Lorberbaum and De Cock was approximately $3.0 million of the bonus pool, and the Maximum Pool Award Limit for each of Messrs. Brunk, Vandini and Walma was approximately $1.2 million of the bonus pool. For 2025 performance, the Compensation Committee exercised its discretion to award less than the Maximum Pool Award Limit for each named executive officer that participated in the SEAIP.
As noted above, actual cash incentive awards earned by the named executive officers are determined based on performance against applicable performance goals established by the Compensation Committee and target incentive opportunities. In February 2025, the Compensation Committee established annual incentive award opportunity ranges for each named executive officer serving at the time, reflected as a percentage of each named executive officer’s 2025 base
28 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

salary that would be payable based on performance against applicable goals related to operating income and/or adjusted EPS (“Annual Incentive Plan Financial Goals”). The SEAIP for 2025 included an award opportunity at the threshold, target and maximum performance levels.
	Annual Incentive Plan Award Opportunity (Percentage of Base Salary)
Name	Threshold	Target	Maximum
Jeffrey S. Lorberbaum	51%	85%	170%
James F. Brunk	42%	70%	140%
Paul F. De Cock	51%	85%	170%
Mauro Vandini	42%	70%	140%
Ken Walma	42%	70%	140%
For 2025, the Compensation Committee established the Annual Incentive Plan Financial Goals set forth in the following table to guide the Compensation Committee’s determination of actual bonus amounts under the SEAIP. Calculations between the various performance levels are linear (which means they were determined using straight-line interpolation). For Messrs. Lorberbaum and Brunk, the Annual Incentive Plan Financial Goals related to Company EPS. For Mr. De Cock, the Annual Incentive Plan Financial Goals related to Company EPS and Flooring North America segment EPS (weighted at 25% and 75%, respectively) for the first month of 2025, and 100% to Company EPS for the remainder of 2025. For Mr. Vandini, the Annual Incentive Plan Financial Goals related to Company EPS, Ceramic Europe operating income and Global Ceramic segment EPS (weighted at 25%, 35% and 40%, respectively). For Mr. Walma, the Annual Incentive Plan Financial Goals related to Company EPS and Flooring North America segment EPS (weighted at 25% and 75%, respectively).
	2025 Annual Incentive Plan Financial Goals
Name	Company EPS ($)	Ceramic Europe Operating Income(1) (in millions) ($)	Flooring North America EPS(2) ($)	Global Ceramic EPS(2) ($)
Threshold	7.71	51	1.22	0.92
Target	9.70	64	1.96	1.60
Maximum	11.02	72	2.42	2.07
2025 Performance*	9.34	76	1.30	1.79

*
Adjustments were made to exclude the impact of miscellaneous non-operating expenses and other one-time charges related to the FNA order management system implementation.

(1)
Business unit operating income is determined by the adjusted operating income of Ceramic Europe, a subdivision of the Global Ceramic business segment, less certain costs and expenses. Operating Income for Ceramic Europe converted to U.S. dollars using the euro to dollar exchange rate of 1.17 for 2025.

(2)
Business segment EPS is determined by dividing the adjusted operating income for the Flooring North America business segment, less an allocation for tax and interest expenses, by the number of weighted-average diluted common shares outstanding.

The Company’s named executive officers received payouts of the following annual incentive awards for the 2025 plan year, which are reflected in the “Non-Equity Incentive Plan” column of the “Summary Compensation Table” in this proxy statement:
Name	2025 Award Under the Annual Incentive Plan ($)
Jeffrey S. Lorberbaum	1,162,471
James F. Brunk	496,262
Paul F. De Cock	902,753
Mauro Vandini(1)	985,599
Ken Walma	420,571

(1)
Amounts in euros have been converted to U.S. dollars based on a 1.17 exchange rate for 2025.

Long-Term Incentive Plan
With respect to awards granted under the Senior Executive LTIP in the first quarter of 2025, the Compensation Committee determined that RSU awards would have two components: fixed and variable. The fixed component of the RSU grant was based on a percentage of each participant’s salary and not dependent on personal, Company or business unit performance. The variable component of the RSU grant was based on a combination of performance metrics related to total shareholder return and business unit performance as well as personal performance, as further described below.
Mohawk Industries, Inc. | 2026 Proxy Statement 29

Executive Compensation

Awards granted under the Senior Executive LTIP vest ratably over the three-year period following the grant date. The “Grants of Plan-Based Awards” table included in this proxy statement shows the actual number of Senior Executive LTIP awards that each named executive officer received in 2025.
Mr. Walma did not receive awards under the Senior Executive LTIP in the first quarter of 2025. In January 2025, Mr. Walma received a sign-on equity award of 23,745 restricted stock units, which vest ratably over five years.
FIXED LTIP COMPONENT
In order to recruit and retain key executives, the Compensation Committee designed the Senior Executive LTIP to include a fixed LTIP component based on a percentage of each participant’s 2024 base salary as follows:
Name	RSUs Granted in 2025 Based on Fixed Percentage of Participant’s 2024 Base Salary (#)
Jeffrey S. Lorberbaum	9,905
James F. Brunk	4,229
Paul F. De Cock	4,706
Mauro Vandini(1)	2,190

(1)
Mr. Vandini participated in the EEIP during 2024, which included a fixed LTIP component.

VARIABLE LTIP COMPONENT
Like the SEAIP, in order for 2025 awards to be granted under the variable component of the Senior Executive LTIP, the Company had to achieve positive adjusted consolidated operating income for 2024. Having achieved this threshold, the Compensation Committee evaluated the number of RSUs to grant to the named executive officers under the variable component of the Senior Executive LTIP based on:
(i)
the Company’s stock performance over the three-year period ending in 2024 as compared to the S&P 500 (“TSR Component”),

(ii)
business unit performance in 2024 (“Business Unit Component”), and

(iii)
personal performance objectives, each as described below, together with a qualitative assessment of Company and management performance during the performance period.

— TSR COMPONENT
The financial goals for determining the number of stock awards granted in 2025 for the TSR Component of the Senior Executive LTIP were based on total stockholder return (TSR) over the three-year period ending in 2024 as compared to the S&P 500. To determine awards in 2024, the Compensation Committee assigned each participant a target value of stock awards (based on a percentage of 2024 base salary), which would be awarded if the Company achieved TSR at the 50th percentile of the S&P 500. The actual value of restricted stock units awarded could range from 50% to 200% of the target value subject to achieving TSR between the 25th and 75th percentile of the peer group, as set forth in the table below. Calculations between the various performance levels are linear (which means they were determined using straight line interpolation).
	Percentage of Base Salary Earned in RSUs
Name	TSR Below 25th Percentile	TSR at 25th Percentile	TSR at 50th Percentile	TSR at 75th Percentile
Jeffrey S. Lorberbaum	0%	15%	30%	60%
James F. Brunk	0%	10%	20%	40%
Paul F. De Cock	0%	10%	20%	40%
Mauro Vandini(1)	—	—	—	—

(1)
During 2024, Mr. Vandini participated in the EEIP, which did not include a TSR component.

The Company achieved the TSR at the 16th percentile of the peer group for the three-year period, which resulted in RSUs not being awarded in 2025 for the TSR Component in 2024.
— BUSINESS SEGMENT COMPONENT
The financial goals for determining the number of stock awards granted in 2025 for the Business Segment Component of the Senior Executive LTIP were based on i) Company and Business Segment EPS targets and ii) Company and Business Segment Adjusted EBITDA targets for 2024.
30 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

EPS Business Segment Opportunity
The Compensation Committee assigned each participant a target value of stock awards (based on a percentage of 2024 base salary), which would be awarded if the Company or applicable Business Segment achieved the target EPS. The actual value of restricted stock units awarded could range from 0% to 60% of base salary in the case of Mr. Lorberbaum, and 0% to 50% of base salary in the case of Messrs. Brunk and De Cock. For Mr. Vandini, who participated in the EEIP instead of the Senior Executive LTIP, the actual value of restricted stock units awarded could range from 0% to 40% of base salary. Calculations between the various performance levels are linear (which means they were determined using straight-line interpolation).
	EPS Business Segment Opportunity (Percentage of Base Salary)
Name	Threshold	Target	Maximum
Jeffrey S. Lorberbaum	15%	30%	60%
James F. Brunk	12.5%	25%	50%
Paul F. De Cock	12.5%	25%	50%
Mauro Vandini(1)	25%/10%	50%/20%	125%/40%

(1)
Mr. Vandini’s threshold, target and maximum opportunity for the first eight months of 2024 were 25%, 50% and 125%, respectively, while Mr. Vandini’s threshold, target and maximum opportunity for the last four months of 2024 following his promotion to President — Global Ceramic were 10%, 20% and 40%, respectively.

For 2024, the Compensation Committee established certain business performance goals related to EPS (the “EPS Business Segment Financial Goals”) set forth in the following table to guide the Compensation Committee in determining actual RSU awards in 2025 under the EPS portion of the Business Segment Component of the long-term incentive plans. Calculations between the various performance levels are linear (which means they were determined using straight-line interpolation).
•
For Messrs. Lorberbaum, Wellborn and Brunk, the EPS portion of the Business Segment Financial Goals consisted of the Company EPS.

•
For Mr. De Cock, who served as President of Flooring — North America during 2024, the EPS Business Segment Financial Goals consisted of the Company EPS and Flooring — North America EPS (weighted at 25% and 75%, respectively).

•
For Mr. Vandini, who in 2024 served as President of the Company’s Ceramic Europe business unit until his promotion in September 2024, the EPS Business Segment Financial Goals consisted of Company EPS and Ceramic Europe operating income (weighted at 25% and 75%, respectively).

	2024 EPS Business Segment Financial Goals
Name	Company EPS ($)	Ceramic Europe Operating Income(1) (in millions) ($)	Flooring North America EPS(2) ($)
Threshold	7.14	40	0.50
Target	9.23	58	1.49
Maximum	10.61	67	1.95
2024 Performance*	9.70	65	1.99

*
Adjustments were made to exclude the impact of miscellaneous non-operating expenses.

(1)
Business unit operating income is determined by the adjusted operating income of Ceramic Europe, a subdivision of the Global Ceramic business segment, less certain costs and expenses. These values represent the approximate dollar value converted to U.S. dollars using the euro to dollar exchange rate of 1.05 for 2024.

(2)
Business segment EPS is determined by dividing the adjusted operating income for the respective business segment, less an allocation for tax and interest expenses, by the number of weighted-average diluted common shares outstanding.

Adjusted EBITDA Business Segment Opportunity
The Compensation Committee also assigned each participant a target value of stock awards (based on a percentage of 2024 base salary), which would be awarded if the Company or applicable Business Segment achieved the target Adjusted EBITDA. The actual value of restricted stock units awarded could range from 0% to 60% of base salary in the case of Mr. Lorberbaum, 0% to 40% of base salary in the case of Messrs. Brunk and De Cock. Calculations between the various performance levels are linear (which means they were determined using straight-line interpolation).
Mohawk Industries, Inc. | 2026 Proxy Statement 31

Executive Compensation

	Adjusted EBITDA Business Segment Opportunity (Percentage of Base Salary)
Name	Threshold	Target	Maximum
Jeffrey S. Lorberbaum	15%	30%	60%
James F. Brunk	10%	20%	40%
Paul F. De Cock	10%	20%	40%
Mauro Vandini(1)	—	—	—

(1)
During 2024, Mr. Vandini participated in the EEIP, which did not include an Adjusted EBITDA portion of the Business Segment component.

For 2024, the Compensation Committee established certain business performance goals related to Adjusted EBITDA (the “Adjusted EBITDA Business Segment Financial Goals”) set forth in the following table to guide the Compensation Committee in determining actual RSU awards in 2025 under the Adjusted EBITDA portion of the Business Segment Component of the long-term incentive plans. Calculations between the various performance levels are linear (which means they were determined using straight-line interpolation).
•
For Messrs. Lorberbaum, Wellborn and Brunk, the EBITDA portion of the Business Segment Financial Goals consisted of the Company EBITDA.

•
For Mr. De Cock, who served as President of Flooring — North America during 2024, the EBITDA Business Segment Financial Goals consisted of the Company EBITDA and Flooring — North America EBITDA (weighted at 25% and 75%, respectively).

	2024 Adjusted EBITDA Business Segment Financial Goals
Name	Company EBITDA(1) ($)(in millions)	Flooring North America EBITDA(1) ($)(in millions)
Threshold	1,252	363
Target	1,419	446
Maximum	1,530	486
2024 Performance*	1,427	496

*
Adjustments were made to exclude the impact of miscellaneous non-operating expenses.

(1)
Adjusted EBITDA means earnings before interest, tax, depreciation and amortization, adjusted for (a) asset write-downs or impairment charges, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) unusual or infrequently occurring items as described in then-current accounting principles and/or in the Company’s Securities and Exchange Commission filings, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses.

Based on the 2024 business segment performance discussed above, our named executive officers were awarded RSUs for the Senior Executive LTIP Business Segment Component as set forth in the table below.
Name	2025 RSUs Based on Achievement of Business Segment Financial Goals (#)
Jeffrey S. Lorberbaum	8,426
James F. Brunk	3,317
Paul F. De Cock	5,461
Mauro Vandini	5,317
— INDIVIDUAL PERFORMANCE OBJECTIVES
In February 2025, the Compensation Committee reviewed individual performance objectives and accomplishments for each of the named executive officers during 2024. The various objectives are specific to each individual officer, and the Compensation Committee considers each officer’s personal contribution to the Company during the year when making its determinations for the variable Senior Executive LTIP component.
— QUALITATIVE ASSESSMENT OF VARIABLE COMPONENT
In conducting its qualitative assessment of management performance in 2024, the Compensation Committee considered the Company’s progress in advancing its focus on its long-term strategic goals. During 2024, the Company generated
32 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

free cash flow of $679.5 million and invested $454.4 million in capital projects. At the same time, suppressed home sales, constrained new home construction and reduced investments in the commercial sector impacted market demand and created heightened industry competition for volume. These factors also resulted in greater unabsorbed overhead and temporary shutdown costs as the Company managed production and inventory. Given these conditions, the Company focused on stimulating sales with innovative new products, marketing actions and promotional programs. During 2024, the Company initiated significant restructuring actions and operational improvements expected to lower costs and benefit longer-term results. Through these actions, the Company delivered an increase of approximately 6% in full-year adjusted earnings per share despite a soft market. As discussed above, the Company significantly relies on performance metrics for determining executive compensation, and the compensation of its named executive officers was positively affected by the Company’s financial results in 2024.
Taking these items into account, as well as performance against other qualitative performance measures, the Compensation Committee determined to pay out awards under the variable Senior Executive LTIP component as set forth in the table below. The number of RSUs ultimately granted was determined by dividing the named executive officer’s award value by the average daily closing prices for the Common Stock for the last thirty (30) consecutive trading days from and including February 5, 2025 (which is the date that is five trading days before the February 2025 Compensation Committee meeting).
NEO	Total Variable LTIP Award Granted in 2025 (# of RSUs)
Jeffrey S. Lorberbaum	11,922
James F. Brunk	5,129
Paul F. De Cock	7,477
Mauro Vandini	6,303

(1)
Mr. Vandini’s variable award consists only of RSUs based on business unit performance as described above, and individual performance as of September 1, 2024.

PERQUISITES AND OTHER EXECUTIVE BENEFITS
Perquisites and other executive benefits are a part of the executives’ overall compensation and include access to health care and other benefits. The Company offers additional executive perquisites at the senior leadership level, including defined contribution matching benefits, health benefits and life insurance coverage benefits as referenced in the “Summary Compensation Table”.
RETIREMENT BENEFITS AND DEFERRED COMPENSATION
Retirement benefits also fulfill an important role within overall executive compensation objectives because they provide a financial security component that promotes retention. The Company maintains the Mohawk Industries Retirement Savings Plan 2, a 401(k) retirement plan in which its named executive officers are eligible to participate, along with a substantial number of the Company’s employees.
The Company also maintains the Mohawk Industries, Inc. Senior Management Deferred Compensation Plan under which a select group of management or highly compensated employees, including named executive officers, may elect to defer up to 25% of their pre-tax earnings and up to 100% of their year-end bonus payments and receive tax-deferred returns on those deferrals. The account balances in this plan are unfunded, and the participants have previously earned and voluntarily elected to defer these amounts in order to accumulate tax-deferred returns. The Company does not match contributions to this plan. Plan participants can allocate their account balances among the same investment options available under the Company’s qualified contribution retirement plan (other than investments in Company stock), which also accumulate on a tax-deferred basis.
SEVERANCE PAY ARRANGEMENTS
The Company’s named executive officers participate in the general employee severance plan which provides a specified number of weeks of severance pay based on continuous service time to the Company and the reason for termination of employment. The Company’s named executive officers, other than Mr. Vandini, are employees at-will and do not have long-term contracts with the Company. See “Employment Agreements with Named Executive Officers” for a description of the Company’s agreement with Mr. Vandini, including severance benefits provided thereunder and “Potential Payments Upon Termination or Change in Control” for a quantification of the severance benefits.
Mohawk Industries, Inc. | 2026 Proxy Statement 33

Executive Compensation

STOCK OWNERSHIP GUIDELINES AND HOLD PERIODS
Stock ownership guidelines are reviewed annually as part of the compensation planning process. The stock ownership goals for the Company’s executive officers who participate in the Senior Executive LTIP are based on a multiple of the executive’s annual base salary.
Executive Officer	Stock Ownership Guideline as a Multiple of Annual Base Salary	Compliance Period	Compliance Status as of April 1, 2026
CEO	6x	Within 5 years of his or her initial participation in the Senior Executive LTIP	All have met their stock ownership requirements
COO	3x
CFO and Business Segment Leaders	2x
Other Senior Executive LTIP Participants	1x
The ownership multiple for the Company’s CEO is six times annual base salary, for the COO is three times annual base salary, for the CFO and business segment leaders is two times annual base salary and for other Senior Executive LTIP participants is one times annual base salary. Stock ownership guidelines provide that each executive is expected to meet this goal within five years of his or her initial participation in the Senior Executive LTIP. The stock ownership guidelines require Senior Executive LTIP participants to retain at least 50% of any award made under the Senior Executive LTIP (including any shares issued upon the vesting of such award) calculated on an after tax basis until the applicable level of ownership has been achieved. For purposes of the stock ownership guidelines for the Company’s CEO, ownership only includes fully vested shares of Common Stock, and for other executive officers, ownership includes shares of Common Stock, unvested RSUs and vested, in-the-money options.
In addition, members of the Company’s Board of Directors are expected to own stock and/or stock rights equal in value to five times the cash value of their annual retainers, whether paid in cash or stock, within five years of their election.
As of April 1, 2026, all of the Company’s directors and executive officers have met their stock ownership requirements.
CLAWBACK POLICY
Effective October 2, 2023, the Company adopted a clawback policy to align with listing rules adopted by NYSE as required by the SEC. The policy applies to all executive officers (as defined under the applicable rules) and requires the Company to seek to recoup certain incentive-based compensation, whether cash- or equity-based, from current or former officers in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws.
INSIDER TRADING POLICY
Mohawk is committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, the Company has adopted its Insider Trading Policy governing the purchase, sale, and/or other dispositions of Company securities by directors, officers, employees and their family members, as well as by Mohawk itself, that the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to the Company. A copy of the Company’s Insider Trading Policy, including any amendments thereto, was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
POLICY ON HEDGING TRANSACTIONS
The Company believes that hedging against losses in the Company’s shares by the Company’s leadership breaks the alignment between stockholders and management. Moreover, the Company is concerned that engaging in derivative transactions with respect to the Company’s securities may focus management attention on short-term performance and may enhance the risk that members of management — knowingly or unknowingly — trade in the Company’s securities while in the possession of material non-public information. Accordingly, the Company’s Insider Trading Policy prohibits directors and officers from engaging in a variety of hedging transactions with respect to the Company’s common stock, including “short sales” and “short sales against the box.” The policy also places restrictions on the buying or selling of put or call options by directors and officers. This anti-hedging policy does not extend to all employees of the Company but is limited to directors and officers.
34 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

EQUITY GRANT GUIDELINES
The Company’s practice is to grant long-term equity awards on a predetermined schedule in connection with its annual compensation setting process. The Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for named executive officer grants in fiscal year 2025.
To the extent permitted by Delaware law, the Compensation Committee may delegate to one or more officers of the Company the power to designate the employees (other than executive officers) of the Company or any of its subsidiaries who will receive grants of equity incentive awards and the number of such awards.
COMPENSATION RISK REVIEW
The Company has assessed the incentive compensation policies and practices for its employees and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company. The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk-taking above the level of risk associated with the Company’s business model.
Compensation Committee Report

The Compensation Committee of the Board of Directors oversees the compensation programs of the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management of the Company the “Compensation Discussion and Analysis” included in this proxy statement and based on such review and discussions recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC.
COMPENSATION COMMITTEE
William H. Runge III — Chair	Karen A. Bogart	Jerry W. Burris	Joseph A. Onorato
Mohawk Industries, Inc. | 2026 Proxy Statement 35

Executive Compensation

Compensation Tables and Narrative

2025 SUMMARY COMPENSATION TABLE
The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the years ended December 31, 2025, 2024, and 2023 for:
(i)
the Principal Executive Officer of the Company,

(ii)
the Principal Financial Officer of the Company, and

(iii)
each of the three other most highly compensated executive officers of the Company (determined as of December 31, 2025) (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation(1) ($)	All Other Compensation(2) ($)	Total ($)
Jeffrey S. Lorberbaum Chief Executive Officer	2025	1,472,657	—	2,529,865(3)	1,162,471	19,789	5,184,782
	2024	1,429,764	—	1,699,963	1,629,419	19,037	4,778,183
	2023	1,388,121	—	1,069,537	1,951,478	19,281	4,428,417
James F. Brunk Former Chief Financial Officer	2025	763,398	—	1,084,592(3)	496,262	18,051	2,362,303
	2024	741,164	—	760,328	695,603	17,854	2,214,949
	2023	683,100	—	458,300	713,215	17,128	1,871,742
Paul F. De Cock President and Chief Operating Officer; Former President — Flooring North America	2025	1,168,733	—	3,301,296(3)	902,753	19,707	5,392,489
	2024	824,797	—	837,453	1,059,561	21,541	2,743,352
	2023	774,457	—	491,623	716,065	21,973	2,004,118
Mauro Vandini President — Global Ceramic(4)	2025	1,009,781	—	984,339(5)	985,599	291,901	3,271,619
	2024	876,704	—	1,931,874	883,440	254,657	3,946,676
Ken Walma President — Flooring North America(6)	2025	839,175	—	2,808,559(7)	420,571	19,166	4,087,471

(1)
Represents the amount of incentive bonus earned under the Annual Incentive Plan. For more information regarding the Annual Incentive Plan, see “Compensation Discussion and Analysis.”

(2)
Amounts for 2025 include 401(k) matching contributions for Messrs. Lorberbaum, Brunk, De Cock and Walma; disability and insurance coverage benefits for Messrs. Lorberbaum, Brunk, De Cock, Vandini and Walma; and auto benefits for Messrs. Lorberbaum, Brunk, De Cock and Walma. With respect to Mr. Vandini, amount also includes i) additional payment for health insurance benefits, ii) additional payment for term life insurance, iii) additional payment for social security taxes totaling $253,244, and (iv) an auto benefit.

(3)
Represents restricted stock units awarded pursuant to the Senior Executive LTIP for performance during the period ended December 31, 2024 and awarded on February 21, 2025. The grant date fair value of the restricted stock units is equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($115.90).

(4)
On September 15, 2024, Mr. Vandini was appointed as President of the Company’s Global Ceramic reporting segment. Only Mr. Vandini’s compensation for 2025 and 2024 is presented above since Mr. Vandini was not a named executive officer in 2023. Mr. Vandini’s salary is paid in euro and calculated pursuant to his employment agreement and includes an end-of-service accrual payment of $60,176. Amounts reported in U.S. dollars fluctuate based on changes in foreign exchange rates. This amount represents the approximate dollar value of his base salary and annual incentive award, converted to U.S. dollars using the euro to dollar exchange rate of 1.17 for 2025.

(5)
Represents restricted stock units awarded pursuant to the Executive Equity Incentive Plan for performance during the period ended December 31, 2024 and awarded on February 21, 2025. The grant date fair value of the restricted stock units is equal to the number of units issued times the closing trading price of the Company’s stock on the grant date ($115.90).

(6)
Mr. Walma joined the Company on November 11, 2024, and was appointed as President of the Company’s Flooring North America segment effective February 1, 2025. Only Mr. Walma’s compensation for 2025 is presented above, since Mr. Walma was not a named executive officer in 2024 or 2023.

(7)
Represents restricted stock units granted on January 9, 2025, as an equity award in connection with Mr. Walma’s appointment as President — Flooring North America.

36 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

2025 GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2) (#)	Grant Date Fair Value of Stock Awards(3) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Jeffrey S. Lorberbaum		751,055	1,251,759	2,503,517
	2/21/25				21,828	2,529,865
James F. Brunk		320,627	534,379	1,068,758
	2/21/25				9,358	1,084,592
Paul F. De Cock		589,868	983,113	1,966,226
	2/21/25				12,183	1,412,010
	2/21/25				16,301	1,889,286
Mauro Vandini		394,529	657,548	1,315,096
	2/21/25				8,493	984,339
Ken Walma		352,454	587,423	1,174,845
	1/09/25				23,745	2,808,559

(1)
Represents threshold, target and maximum bonus opportunities under the Annual Incentive Plan. Estimated future payouts under the Annual Incentive Plan for 2025 are presented on a prorated basis for Mr. De Cock. The actual amount of incentive bonus earned by each Named Executive Officer in 2025 under the Annual Incentive Plan is reported under the Non-Equity Incentive Plan Compensation column in the “Summary Compensation Table.” Additional information regarding the design of the Annual Incentive Plan is included in the “Compensation Discussion and Analysis.”

(2)
All restricted stock units were granted under the 2017 Plan.

(3)
Represents the per unit grant date fair value of $118.28 on January 8, 2025 (which was the closing price on the most recent trading day prior to January 9, 2025) and $115.90 on February 21, 2025. The grant date fair value of restricted stock units is equal to the number of units issued times the closing trading price of the Company’s stock on the day of grant, or, if the grant date falls on a non-trading day, the closing price on the most recent prior trading day.

EMPLOYMENT AGREEMENTS WITH NAMED EXECUTIVE OFFICERS
On February 1, 2017, the Company and Mauro Vandini entered into an employment agreement pursuant to which Mr. Vandini provides his services to the Company’s Ceramic Europe business unit. Pursuant to the agreement, Mr. Vandini received an annual base amount of $939,331 (€802,350) and an end-of-service accrual payment of $70,450 (€60,176) in 2025. Mr. Vandini was also eligible for an annual bonus and to participate in the Company’s long-term incentive plan. Under the employment agreement, the Company agreed to pay to Mr. Vandini an amount equal to two years of total compensation if Mr. Vandini is terminated without just cause, if Mr. Vandini resigns for just cause, or in case of death or disability.
Amounts in euros have been converted to U.S. dollars based on a 1.17 exchange rate for 2025.
Mohawk Industries, Inc. | 2026 Proxy Statement 37

Executive Compensation

OUTSTANDING EQUITY AWARDS AT 2025 YEAR-END
The following table sets forth information on outstanding equity awards for each of the Named Executive Officers on December 31, 2025.
	Stock Awards
Name	Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(1) ($)
Jeffrey S. Lorberbaum	3,466(2)	378,834
	14,376(3)	1,571,297
	21,828(4)	2,385,800
James F. Brunk	1,485(2)	162,311
	5,700(3)	623,010
	9,358(4)	1,022,829
	2,729(5)	298,280
Paul F. De Cock	1,593(2)	174,115
	6,147(3)	671,867
	12,183(4)	1,331,602
	3,521(6)	384,845
	16,301(7)	1,781,699
Mauro Vandini	3,383(2)	369,762
	6,788(3)	741,928
	8,493(4)	928,285
	5,048(8)	551,746
Ken Walma	18,996(9)	2,076,263

(1)
Based on the closing trading price of the Common Stock on December 31, 2025, the last trading day of the year ($109.30).

(2)
Restricted stock units granted on February 28, 2023, in connection with each executive’s long-term incentive plan award for 2022 and scheduled to vest ratably over three years on each of the first three anniversaries of the grant date.

(3)
Restricted stock units granted on February 23, 2024, in connection with each executive’s long-term incentive plan award for 2023 and scheduled to vest ratably over three years on each of the first three anniversaries of the grant date. For Messrs. Lorberbaum, Brunk and De Cock, this amount also includes a portion of the 2023 annual incentive award paid in the form of restricted stock units that vest ratably over a period of three years, including 6,774, 1,935 and 1,935 restricted stock units, respectively.

(4)
Restricted stock units granted on February 21, 2025, in connection with each executive’s long-term incentive plan award for 2024 and scheduled to vest ratably over three years on each of the first three anniversaries of the grant date.

(5)
Restricted stock units granted on April 1, 2021, as an equity award in connection with Mr. Brunk’s promotion to Chief Financial Officer. The RSUs vested fully on April 1, 2026, the fifth anniversary of the grant date.

(6)
Restricted stock units granted on July 28, 2021, as a retention payment to Mr. De Cock. The RSUs are scheduled to vest ratably over three years on each of the third, fourth and fifth anniversary of the grant date.

(7)
Restricted stock units granted on February 21, 2025, as an equity award in connection with Mr. De Cock’s promotion to Chief Operating Officer. The RSUs are scheduled to vest fully on the fifth anniversary of the grant date.

(8)
Restricted stock units granted on September 3, 2024, as an equity award in connection with Mr. Vandini’s promotion to President — Global Ceramic. The RSUs are scheduled to vest in two approximately equal installments on each of the second and third anniversary of the grant date.

(9)
Restricted stock units granted on January 9, 2025, as an equity award in connection with Mr. Walma’s promotion to President — Flooring North America. The RSUs are scheduled to vest ratably over five years on each of the first, second, third, fourth and fifth anniversary of November 11, 2024.

38 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

2025 OPTION EXERCISES AND STOCK VESTED
The following table sets forth certain information regarding option exercises and RSUs that vested during 2025:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Jeffrey S. Lorberbaum	—	—	15,643	1,804,313
James F. Brunk	—	—	5,903	682,089
Paul F. De Cock	—	—	10,427	1,219,080
Mauro Vandini	—	—	8,993	1,041,538
Ken Walma	—	—	4,749	516,929

(1)
Based on the closing trading price on the applicable vesting dates. For shares vesting on February 23, 2025, the value realized on vesting is based on the closing trading price on Friday, February 21, 2025.

2025 NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in the Last FY ($)	Registrant Contributions in the Last FY ($)	Aggregate Earnings in Last FY(1) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at FYE(2) ($)
Jeffrey S. Lorberbaum	—	—	—	—	—
James F. Brunk	—	—	145,563	—	1,659,461
Paul F. De Cock	—	—	—	—	—
Mauro Vandini	—	—	—	—	—
Ken Walma	—	—	—	—	—

(1)
Aggregate earnings are not included in the “Summary Compensation Table” because such earnings are not above-market or preferential interest rates.

(2)
Includes amounts of employee contributions representing compensation earned and deferred in prior years that were reported in the “Summary Compensation Table” for the year in which earned or that would have been so reported if the officer had been a named executive officer in such year.

The Senior Management Deferred Compensation Plan is a nonqualified deferred compensation plan pursuant to which certain members of senior management of the Company, including the named executive officers, may elect to defer up to 25% of their annual base salary and up to 100% of their incentive cash bonus. Deferral elections are due before January 1 of each year, and are irrevocable. The Company directs a trustee to invest the assets which are held in an irrevocable rabbi trust. In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the plan, the Company may direct the trustee in writing to invest the assets held in the trust to correspond to the hypothetical investments made for participants in accordance with their direction. Deferred amounts are credited with earnings or losses based on the rate of return of mutual funds in which the assets are invested. The participant must make an election regarding payment terms at least twelve (12) months before payment, which may be either a lump sum, or annual installments from two (2) to ten (10) years. If a participant dies before receiving the full value of the deferral account balances, the designated beneficiary would receive the remainder of that benefit. All accounts would be immediately distributed upon a change in control of the Company.
POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE IN CONTROL
Each of the Company’s named executive officers, other than Mr. Vandini, is entitled to participate in the Company’s severance plan that is available to all employees. In addition, as described above under “Employment Agreements with Named Executive Officers,” as of December 31, 2025, the Company was party to an employment agreement with Mr. Vandini which specifies the payments and benefits to which he is entitled upon a termination of employment for specified reasons.
The following table shows the estimated value of benefits payable to each of the named executive officers (i) if their service had been terminated under various circumstances as of December 31, 2025, or (ii) upon a change in control of the Company as of December 31, 2025. The amounts shown in the table exclude accrued but unpaid base salary, unreimbursed employment-related expenses, accrued but unpaid vacation pay (which payments and reimbursements would be made to all salaried employees), distributions under the Company’s 401(k) retirement plan (which plan is generally
Mohawk Industries, Inc. | 2026 Proxy Statement 39

Executive Compensation

available to all salaried employees), payments under the Company’s severance plan (which plan is generally available to all salaried employees), and the value of equity awards that were vested by their terms as of December 31, 2025. The table also excludes the named executive officers’ vested account balances under the Senior Management Deferred Compensation Plan (the estimated value of which is reflected above under “2025 Nonqualified Deferred Compensation”).
Name and Type of Payment	Involuntary Termination ($)	Termination for Cause; Voluntary Resignation ($)	Death ($)	Disability ($)	Retirement(1) ($)	Change in Control ($)
Jeffrey S. Lorberbaum
• Value of Equity Acceleration	—	—	4,335,931(4)	4,335,931(4)	4,335,931	4,335,931(4)
• Insurance	—	—	1,472,657(5)	1,472,657(6)	—	—
James F. Brunk
• Value of Equity Acceleration	—	—	2,106,430(4)	2,106,430(4)	2,106,430	2,106,430(4)
• Insurance	—	—	763,398(5)	763,398(6)	—	—
Paul F. De Cock
• Value of Equity Acceleration	—	—	4,344,129(4)	4,344,129(4)	—	4,344,129(4)
• Insurance	—	—	1,168,733(5)	1,168,733(6)	—	—
Mauro Vandini
• Cash Severance	3,214,306(3)	—	3,214,306	3,214,306	—	—
• Value of Equity Acceleration	—	—	2,591,722(4)	2,591,722(4)	2,591,722	2,591,722(4)
• Insurance	—	—	1,638,000(5)	4,095,000(6)	—	—
Ken Walma
• Value of Equity Acceleration	—	—	2,076,263	2,076,263	—	2,076,263
• Insurance	—	—	839,175	839,175	—	—

(1)
Pursuant to the terms of the 2017 Plan, an executive participating in the plan is eligible for retirement upon reaching the age of 60 following 10 years of continuous service to the Company. Upon retirement, any restricted stock units held by the executive continue to vest on their normal terms subject to forfeiture if the executive competes with the Company during the vesting period. Messrs. Lorberbaum, Brunk and Vandini were eligible for retirement as of December 31, 2025.

(2)
Under Mr. Vandini’s employment agreement, the Company agreed to pay to Mr. Vandini an amount equal to two years of total compensation if Mr. Vandini was terminated without just cause, if Mr. Vandini resigned for just cause, or in case of death or disability. For purposes of this disclosure, amount shown is the sum of (i) two times Mr. Vandini’s 2025 base salary net of his end-of-service accrual payment and (ii) two times Mr. Vandini’s annual cash bonus that would have been paid at the target level for 2025.

(4)
Reflects the value of unvested restricted stock units that vest upon the designated event, in each case based on the closing market price of the Common Stock on December 31, 2025, the last trading day of the year ($109.30). Pursuant to the 2017 Plan, unvested stock options and restricted stock units vest upon a change in control, assuming that such awards are not assumed or otherwise equitably converted in connection with the change in control. If the awards are assumed or otherwise equitably converted in connection with the change in control, then the outstanding unvested stock options and RSUs granted under the 2017 Plan will vest if the executive’s employment is terminated without cause or he resigns with good reason (as defined in the 2017 Plan) within one year following the change in control. For purposes of this table, we have assumed that the outstanding, unvested RSUs were not assumed in connection with the change in control. Under the 2017 Plan, unvested stock options and RSUs vest upon the executive’s termination of employment due to death or disability.

(5)
Reflects life insurance benefit equal to one times the then-current annual salary. Mr. Vandini’s life insurance benefit equals $1.470 million, converted to U.S. dollars using the euro to dollar exchange rate of 1.17 for 2025.

(6)
Reflects AD&D insurance benefit equal to one times the then-current annual salary. For Mr. Vandini, reflects long-term disability due to accident benefit equal to $3.675 million, converted to U.S. dollars using the euro to dollar exchange rate of 1.17 for 2025.

40 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

Recovery of Erroneously Awarded Compensation

The Company maintains its Incentive Compensation Recovery Policy, as required by the SEC, which was effective as of October 2, 2023 (the “Clawback Policy”). Under the Clawback Policy, if the Company is required to restate its financial statements under certain circumstances, the Company must recover from the executive officers covered by the Clawback Policy (“covered executives”) any incentive compensation that was provided to the covered executives that exceeds what they would have received under the restated financials.
On February 24, 2026, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company revised its 2023 and 2024 Consolidated Financial Statements following identification in the fourth quarter of 2025 of an immaterial error affecting the Company’s previously issued financial statements. The misstatements related to accounts receivable and intercompany activity. The Company determined that the impacts were not material, individually or in the aggregate, to its previously issued Consolidated Financial Statements and accompanying Notes to the Consolidated Financial Statements for any of the prior quarters or the annual period in which they occurred. However, in accordance with Staff Accounting Bulletin No. 108 of the SEC, the Company concluded that correcting the cumulative misstatement in the current period would be material to its results of operations for the fiscal year ended December 31, 2025.
The revisions to correct the above-described error in previously issued financial statements required a recovery analysis of incentive-based compensation received by the covered executives during the relevant recovery period pursuant to the Clawback Policy (the “Recovery Analysis”). The Compensation Committee undertook the Recovery Analysis on February 18, 2026. As described in further detail below, the Company determined that the restatement resulted in erroneously awarded compensation being paid in respect of certain 2023 and 2024 incentive compensation received by the covered executives under the SEAIP and the Management Annual Incentive Plan (the “MAIP”) for 2023 and 2024 (the “2023 SEAIP,” “2023 MAIP,” “2024 SEAIP” and “2024 MAIP,” respectively) and under the Senior Executive LTIP and the EEIP for 2023 and 2024 (the “2023 LTIP,” “2023 EEIP,” “2024 LTIP,” and “2024 EEIP,” respectively). The performance metrics used to determine payouts under the various plans and the impacts to such metrics are set forth in the table below. The relative TSR metric was not impacted by the error correction.
			Impact to Performance Metrics
			Company EPS		FROW EPS		FNA EPS		Company Adjusted EBITDA		FROW Adjusted EBITDA		FNA Adjusted EBITDA		Ceramic EU Operating Income
Plan	Year	Performance Metrics for Covered Executives	% of Target	Adjusted % of Target	% of Target	Adjusted % of Target	% of Target	Adjusted % of Target	% of Target	Adjusted % of Target	% of Target	Adjusted % of Target	% of Target	Adjusted % of Target	% of Target	Adjusted % of Target
SEAIP	2023	Company EPS Flooring Rest of World EPS Flooring North America EPS	100.17	99.71	130.09	129.98	88.85	87.85	—	—	—	—	—	—	—	—
	2024	Company EPS Flooring Rest of World EPS Flooring North America EPS	134.08	131.39	104.87	104.53	183.52	182.85	—	—	—	—	—	—	—	—
MAIP	2023	Company EPS	100.17	99.71	—	—	—	—	—	—	—	—	—	—	—	—
	2024	Company EPS Ceramic Europe Operating Income	117.04	115.69	—	—	—	—	—	—	—	—	—	—	136.10 (first 8 months of 2024) 172.21 (last 4 months of 2024)	135.77 (first 8 months of 2024) 171.53 (last 4 months of 2024)
SE LTIP	2023	Company EPS Flooring Rest of World EPS Flooring North America EPS Relative TSR	100.35	99.64	160.18	160.01	86.09	84.81	—	—	—	—	—	—	—	—
	2024	Company EPS Company Adjusted EBITDA FROW Adjusted EBITDA FNA Adjusted EBITDA Flooring Rest of World EPS Flooring North America EPS Relative TSR	134.08	131.39	109.73	109.06	183.52	182.85	106.95	104.27	98.89	98.22	176.74	176.07	—	—
EEIP	2023	Company EPS	100.35	99.64	—	—	—	—	—	—	—	—	—	—	—	—
	2024	Company EPS Ceramic Europe Operating Income	134.08	131.39	—	—	—	—	—	—	—	—	—	—	208.31 (first 8 months of 2024) 172.21 (last 4 months of 2024)	207.30 (first 8 months of 2024) 171.53 (last 4 months of 2024)
Based on the Recovery Analysis, the Company determined that the amount of erroneously awarded compensation paid to the covered executives under the various plans outlined above was an aggregate of $207,634 (collectively, the “Recoverable Amount”). As of December 31, 2025, the aggregate dollar amount of erroneously awarded compensation
Mohawk Industries, Inc. | 2026 Proxy Statement 41

Executive Compensation

outstanding was $207,634; however, except as otherwise noted below, all amounts of erroneously awarded compensation as determined by the Company have been recovered as of the date hereof.
The Committee approved the recovery of the Recoverable Amount for each covered executive by using its discretion to deduct such amounts from incentive compensation otherwise payable to them, in each case on a pre-tax basis, with the exception of (i) one former covered executive whose recoverable amount was recovered via a personal check in March 2026, and (ii) two former covered executives whose recoverable amounts remain outstanding. There is no amount of erroneously awarded compensation that has not yet been determined or, as of the end of the last completed fiscal year, had been outstanding for 180 days or longer since the date the Committee determined the amount owed by each covered executive. The Compensation Committee will seek to recover the remaining amount of the erroneously awarded compensation from the former covered executives in accordance with the Clawback Policy.
CEO Pay Ratio

The following ratio compares the fiscal year 2025 annual total compensation of the Company’s median-paid employee (which was identified in 2023) with the fiscal year 2025 annual total compensation of Jeffrey S. Lorberbaum, the Company’s CEO. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The Company selected October 1, 2023 as the date to identify its median employee. The Company chose to maintain the same median employee for its pay ratio calculation as in 2023 and 2024 as there were no changes to its employee population or employee compensation arrangements during 2025 that would result in a significant change to its pay ratio disclosure.
The compensation measure used in 2023 to identify the Company’s median employee was base wages paid to all employees other than the CEO, as reflected in the Company’s payroll records. This compensation measure was consistently applied to all employees included in the calculation. The Company annualized base wages for all full-time employees and also annualized base wages for part-time employees based on their projected annual hours.
As of October 1, 2023, the Company employed a total of 43,657 worldwide employees, 16,867 of which resided in the United States. For purposes of identifying the median employee in 2023, the Company included all of its employees in the median employee analysis after making certain exclusions as permitted under the de minimis exception of the SEC rules.(1) The Company used average exchange rates over December 2023 to convert compensation data from the local currencies in which it was paid into U.S. dollars.
The Company calculated the annual total compensation for the median employee using the same methodology used for its named executive officers as set forth in the “Summary Compensation Table” in this proxy statement. The annual total compensation of the CEO for fiscal year 2025 was $5,184,782 and the annual total compensation for fiscal year 2025 of the median employee was $45,740. The resulting ratio of the annual total compensation of the Company’s CEO to the annual total compensation of the Company’s median employee for 2025 is 113:1.

(1)
As is permitted under SEC rules, the Company removed 1,720 global employees (approximately 3.94% of the total employee population) from the data set. These countries and the applicable employee headcounts as of the sample date were as follows:

Bulgaria	1,408	Greece	26	India	3
Romania	222	Ukraine	16	Belarus	1
Czech Republic	29	Slovakia	14	Vietnam	1
42 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

PAY VERSUS PERFORMANCE DISCLOSURE

As required by Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between “compensation actually paid” or “CAP,” as defined in Item 402(v), and certain financial performance metrics for each of the last five completed fiscal years. In determining the CAP to the Company’s named executive officers (“NEOs”), the Company is required to make various adjustments to amounts that have been reported in the Summary Compensation Table (“SCT”) in previous years, as the SEC’s valuation methods for this section differ from those required in the SCT. The table below summarizes compensation values both previously reported in the SCT, as well as the adjusted values required in this section for the 2025, 2024, 2023, 2022, and 2021 fiscal years. Note that for the Company’s NEOs other than its principal executive officer (the “PEO”), compensation is reported as an average.
Year	SCT Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Average SCT Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based on:
					TSR(3) ($)	Peer Group TSR(3)(4) ($)	Net Income(5) ($ in millions)	Adjusted EPS(6) ($)
2025	5,184,782	4,806,094	3,778,471	3,554,826	77.55	168.32	369.9	8.96
2024	4,778,183	6,026,186	3,268,356	3,966,403	84.52	172.79	514.7	9.70
2023	4,428,417	4,504,314	3,143,289	3,235,558	73.43	160.71	(449.0)	9.19
2022	4,259,954	2,404,723	2,290,221	724,896	72.52	102.51	25.2	12.85
2021	5,190,696	6,087,743	3,148,501	3,608,823	129.25	136.51	1,033.2	14.86

(1)
The PEO and non-PEO NEOs for each year are as follows:

Year	PEO	Non-PEO NEOs
2025	Jeffrey S. Lorberbaum	James F. Brunk, Paul F. De Cock, Mauro Vandini and Kenneth Walma
2024	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock and Mauro Vandini
2023	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock and Bernard P. Thiers
2022	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock and Bernard P. Thiers
2021	Jeffrey S. Lorberbaum	W. Christopher Wellborn, James F. Brunk, Paul F. De Cock, Bernard P. Thiers and Frank H. Boykin

(2)
The CAP was calculated beginning with the PEO’s SCT total and the non-PEO NEOs’ average SCT total for each respective year. The table below describes the adjustments, each of which is required by SEC rules, to calculate CAP from the SCT total of our PEO and our non-PEO NEOs.

	2025
Adjustments	PEO	Non-PEO NEOs
SCT Total	5,184,782	3,778,471
Adjustments for Stock Awards
(Deduct): Aggregate value for stock awards included in SCT Total for the covered fiscal year	(2,529,865)	(2,044,696)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	2,385,800	1,785,170
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	(175,387)	(74,079)
Add (Deduct): Fair value of awards granted during covered fiscal year and vested during covered fiscal year	0	129,232
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	(59,237)	(19,271)
(Deduct): Fair value at the end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	0	0
CAP Amounts (as Calculated)	4,806,094	3,554,826

(3)
The values disclosed in these TSR columns represent the measurement period value of an investment of $100 made on January 1, 2021 as of December 31, 2021, and then valued again on each of December 31, 2022, December 31, 2023, December 31, 2024 and December 31, 2025.

(4)
The peer group used for purposes of this disclosure is the S&P 500 Household Durables Index, which is also utilized in the stock performance graph provided in the Company’s annual report pursuant to Item 201(e) of Regulation S-K.

Mohawk Industries, Inc. | 2026 Proxy Statement 43

Executive Compensation

(5)
Net earnings attributable to Mohawk Industries, Inc. as reported in the Company’s Consolidated Statements of Operations including in its Form 10-K.

(6)
Please see Annex A to this proxy statement for a reconciliation of Non-GAAP financial measures.

REQUIRED RELATIONSHIP DESCRIPTIONS
CAP vs. TSR
PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR

CAP vs. Net Income
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income

44 2026 Proxy Statement | Mohawk Industries, Inc.

Executive Compensation

CAP vs. Adjusted EPS
PEO and Average Non-PEO NEO Compensation Actually Paid Versus Adjusted EPS

REQUIRED TABULAR DISCLOSURE OF MOST IMPORTANT MEASURES TO DETERMINE 2025 CAP
•
Adjusted EPS

•
Total Stockholder Return (TSR) as compared to the S&P 500

•
Adjusted Operating Income

Mohawk Industries, Inc. | 2026 Proxy Statement 45

Executive Compensation

Certain Relationships and Related Transactions

The Company’s written Related Person Transaction Policy (the “Policy”) can be obtained from the Company’s website at ir.mohawkind.com under the heading “Investors” and the subheading “Corporate Governance.” The Policy includes guidelines for identifying, reviewing, approving and ratifying Related Person Transactions, as defined in the Policy. Related Person Transactions include any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company was, is or will be a participant and the amount involved exceeds $120,000, and in which persons designated in the Policy had, have or will have a direct or indirect material interest. Related Person Transactions are submitted to the Audit Committee for consideration, approval or ratification, after consideration of the relevant facts and circumstances of a particular Related Person Transaction, including but not limited to:
(i)
the benefits to the Company;

(ii)
the impact on a director’s independence in the event the transaction involves a director or a person related to the director;

(iii)
the availability of other sources for comparable products or services;

(iv)
the terms of the transaction;

(v)
the terms available to unrelated third parties or to employees generally; and

(vi)
whether the potential Related Person Transaction is consistent with the Company’s Standards of Conduct and Ethics.

Ms. Els Delcourt, the wife of Mr. Wim Messiaen, former President — Flooring Rest of World, is an employee in the Company’s Flooring Rest of the World segment, with €123,920 ($145,076) paid in compensation for 2025.
Compensation Committee Interlocks and Insider Participation

During 2025, Dr. Bogart and Messrs. Burris, Onorato and Runge served as members of the Compensation Committee. None of the Compensation Committee members was, during 2025 or formerly, an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure under Item 404 of Regulation S-K. During 2025, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
46 2026 Proxy Statement | Mohawk Industries, Inc.

Proposal 4 — Approval of the Company’s 2026 Incentive Plan
The Company currently issues equity awards under the Mohawk Industries, Inc. 2017 Incentive Plan (the “2017 Incentive Plan”). On February 19, 2026, the Board adopted, subject to stockholder approval at the Annual Meeting, the Mohawk Industries, Inc. 2026 Incentive Plan (the “2026 Incentive Plan”) to replace the 2017 Incentive Plan. As of December 31, 2025, there were approximately 556,039 shares of Common Stock subject to outstanding awards under the 2017 Incentive Plan and approximately 1,461,008 shares of Common Stock reserved and available for future awards under the 2017 Incentive Plan. The 2017 Incentive Plan will expire at the 2027 Annual Meeting of Stockholders, unless terminated earlier. If the stockholders approve the 2026 Incentive Plan, then the Company will not grant any additional awards under the 2017 Incentive Plan. Without the stockholders’ approval of the 2026 Incentive Plan, the Company will not have adequate ability to continue to grant additional equity awards as needed to remain competitive in the marketplace.
The Company’s Board believes the 2026 Incentive Plan contains several features that are consistent with sound corporate governance practices and is in the best interests of the Company and its stockholders, as discussed in greater detail below. Accordingly, the Board unanimously recommends that the stockholders approve the 2026 Incentive Plan.
The Board of Directors recommends a vote FOR the approval of Proposal 4.
Important Information About the 2026 Incentive Plan

Shares Available Under the 2026 Incentive Plan
If the 2026 Incentive Plan is approved by the stockholders, the aggregate number of shares of Common Stock issuable under the 2026 Incentive Plan will be 3,500,000 shares of Common Stock, less one share for every one share subject to an award granted under the 2017 Incentive Plan after December 31, 2025 and prior to the effective date of the 2026 Incentive Plan. After December 31, 2025, any shares subject to an award under the 2017 Incentive Plan that is terminated or expires unexercised, is settled for cash, or is canceled, forfeited or lapses for any reason will, to the extent of such termination, expiration, cash settlement, cancellation, forfeiture or lapse, be added to the shares available for grant under the 2026 Incentive Plan on a one-for-one basis.
Key Data Relating to Outstanding Equity Awards and Shares Available.   The following table includes information regarding outstanding equity awards and shares available for future awards under the 2017 Incentive Plan as of December 31, 2025:
2017 Incentive Plan(1)
Total shares underlying outstanding stock options	—
Total shares underlying full value awards outstanding	556,039
Total shares currently available for grant	1,461,008

(1)
If the stockholders approve the 2026 Incentive Plan, all future equity awards will be made from the 2026 Incentive Plan, and the Company will not grant any additional awards under the 2017 Plan.

Mohawk Industries, Inc. | 2026 Proxy Statement 47

Proposal 4 — Approval of the Company’s 2026 Incentive Plan

Information Regarding Authorized Shares and Stock Price.   The Company’s Restated Certificate of Incorporation authorizes the issuance of 150,000,000 shares of common stock. As of December 31, 2025, there were 61,446,674 shares of Common Stock issued and outstanding and the closing price of a share of Common Stock as of that date was $109.30.
Significant Historical Award Information.   In setting the number of shares authorized for issuance under the 2026 Incentive Plan, the Company considered its historic burn rate, which measures annual share utilization. Burn rate is calculated by dividing the number of shares subject to equity awards granted during the applicable fiscal period by the total weighted-average number of shares of common stock outstanding during the applicable fiscal period. Over the last three years, the Company has maintained an average burn rate of 0.42% of shares of Common Stock outstanding per year.
	2025 (%)	2024 (%)	2023 (%)
Burn Rate	0.46	0.41	0.38
The Company also considered overhang, which measures potential shareholder dilution, in setting the number of additional shares authorized for issuance under the 2026 Incentive Plan. As of December 31, 2025, there were 61,446,674 shares of Common Stock outstanding in total, 556,039 shares of Common Stock subject to outstanding awards, and 1,461,008 shares of Common Stock available for future awards under the 2017 Incentive Plan. Therefore, as of December 31, 2025, overhang (calculated as the number of shares subject to outstanding awards plus the number of shares available to be granted, divided by the total number of outstanding shares) was 3.3%. Had the 3,500,000 additional shares being requested under the 2026 Incentive Plan been available for grant as of the record date, overhang would have increased to 9.0%.
Future Share Needs.   Based on the Company’s historical equity grant practices, the share pool authorized under the 2026 Incentive Plan would last approximately ten years. While the Company believes this modeling provides a reasonable estimate of how long such a share reserve could last, there are a number of factors that could impact the Company’s future equity share usage. Among the factors that will impact actual share usage are changes in market grant values, changes in the number of recipients, changes in the Company’s stock price, changes in the structure of its equity program and forfeitures of outstanding awards.
Sound Corporate Governance Practices

The 2026 Incentive Plan contains a number of provisions that the Company believes are consistent with the interests of its stockholders and sound corporate governance practices, including:
•
No evergreen provision.   The 2026 Incentive Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2026 Incentive Plan can be automatically replenished.

•
Limits on non-employee director compensation.   The maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any non-employee director for his or her services as a non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year for his or her services as a non-employee director, may not exceed $750,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), or $1,000,000 in total value during a fiscal year in the case of a non-employee director who serves as Chairman of the Board or Lead Independent Director.

•
No repricing of stock options or stock appreciation rights.   Without the prior approval of the stockholders, outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, nor may stock options or stock appreciation rights be cancelled in exchange for stock options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original award. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price or base price per share of the option or stock appreciation right, respectively.

•
No discounted stock options or stock appreciation rights.   Stock options and stock appreciation rights may not be granted with exercise prices or base prices lower than the fair market value of the underlying shares on the grant date.

•
No liberal share recycling provisions.   Shares retained by or delivered to the Company to pay the exercise price of a stock option or to satisfy tax withholding obligations in connection with the exercise, vesting or settlement of an award will count against the number of shares remaining available under the 2026 Incentive Plan.

•
Double-trigger change of control vesting.   If awards granted under the 2026 Incentive Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.

•
Minimum vesting requirements.   Subject to certain exceptions, no more than five percent (5%) of the shares available for issuance under the 2026 Incentive Plan may be granted pursuant to awards with a vesting period of less than one (1) year.

48 2026 Proxy Statement | Mohawk Industries, Inc.

Proposal 4 — Approval of the Company’s 2026 Incentive Plan

•
No dividends on unearned awards or appreciation awards.   The 2026 Incentive Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards. In addition, no dividends will accrue on options or stock appreciation rights.

MATERIAL FEATURES
The following is a summary of the material features of the 2026 Incentive Plan. This summary is subject to and qualified by reference to the actual text of the 2026 Incentive Plan, a complete copy of which is attached as Appendix B to this proxy statement.
Shares Available for Issuance.   The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the 2026 Incentive Plan is 3,500,000, less one share for every one share subject to an award granted under the 2017 Incentive Plan after December 31, 2025 and prior to the effective date of the 2026 Incentive Plan, all of which may be issued as incentive stock options. After December 31, 2025, any shares subject to an award under the 2017 Incentive Plan that is terminated or expires unexercised, is settled for cash, or is canceled, forfeited or lapses for any reason will, to the extent of such termination, expiration, cash settlement, cancellation, forfeiture or lapse, be added to the shares available for grant under the 2026 Incentive Plan on a one-for-one basis.
Share Counting.   The share counting provisions of the 2026 Incentive Plan provide that the following shares will be added back to the 2026 Incentive Plan share reserve and will again be available for issuance pursuant to awards granted under the 2026 Incentive Plan: (i) unissued or forfeited shares originally subject to an award that is canceled, terminates, expires, is forfeited or lapses for any reason; and (ii) shares subject to awards settled in cash. In addition, substitute awards granted in connection with a merger will not count against the share reserve under the 2026 Incentive Plan. For the avoidance of doubt, the following shares will not be added back to the 2026 Incentive Plan share reserve and will count against the number of shares remaining available for issuance pursuant to awards granted under the 2026 Incentive Plan: (i) shares withheld or repurchased from an award or delivered by a participant to satisfy tax withholding requirements; (ii) shares delivered to the Company in satisfaction of the exercise price of an option; and (iii) shares originally subject to an option or SAR that are not issued upon exercise of the option or SAR for any reason, including by reason of net-settlement of the award.
Adjustments.   If the Company has a change in its capital structure resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the shares, the number of shares covered by each outstanding award, the number of shares available for awards, the number of shares that may be subject to awards to any one participant, and the price per share covered by each such outstanding award will be proportionately adjusted. If there are other increases or decreases in the number of issued shares, as determined in the sole discretion of the Board, the Compensation Committee will make equitable adjustments to prevent the dilution or enlargement of the rights of award recipients.
Limit on Non-Employee Director Compensation.   The maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any non-employee director for his or her services as a non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year for his or her services as a non-employee director, may not exceed $750,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes), or $1,000,000 in total value during a fiscal year in the case of a non-employee director who serves as Chairman of the Board or Lead Independent Director.
Administration.   The Compensation Committee of the Board of Directors will administer the 2026 Incentive Plan. The Compensation Committee will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any plan, program or policy for the grant of awards as it may deem necessary or advisable, including but not limited to short-term incentive programs; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2026 Incentive Plan; and make all other decisions and determinations that may be required under the 2026 Incentive Plan. The Board of Directors may at any time administer the 2026 Incentive Plan.
Eligibility.   The 2026 Incentive Plan permits the grant of incentive awards to employees (including contractual employees), officers, directors and consultants of the Company and its affiliates as selected by the Compensation Committee. As of December 31, 2025, 568 employees and seven non-employee directors participated in the Company’s long-term incentive plan. The number of eligible participants may increase over time based upon future growth of the Company and its affiliates.
Permissible Awards.   The 2026 Incentive Plan authorizes the granting of awards in any of the following forms:
•
stock options to purchase Common Stock, which may be designated under the Code as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to non-employee directors or consultants);

Mohawk Industries, Inc. | 2026 Proxy Statement 49

Proposal 4 — Approval of the Company’s 2026 Incentive Plan

•
stock appreciation rights (SARs), which give the holder the right to receive the difference (payable in cash or stock, as specified in the award certificate) between the fair market value per share of Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•
restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee;

•
restricted or deferred stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property, as specified in the award certificate) in the future, based upon the attainment of stated vesting or performance criteria in the case of restricted stock units;

•
performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals (any award that may be granted under the 2026 Incentive Plan may be granted in the form of a performance awards);

•
other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants;

•
cash-based awards, including annual incentive awards; and

•
dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, with respect to awards other than options or SARs.

2026 Incentive Plan Provisions Applicable to All Awards

Minimum Vesting.   Stock-based awards granted under the 2026 Incentive Plan may vest no earlier than the first anniversary of the date the award is granted; provided that the following will not be subject to the foregoing minimum vesting requirement: (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, (ii) shares delivered in lieu of fully-vested cash awards, (iii) awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) additional awards the Compensation Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the 2026 Incentive Plan, subject to adjustment pursuant to the 2026 Incentive Plan. The minimum vesting restriction does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award in cases of retirement, death, disability, other termination of employment or a change in control, in the award certificate or otherwise.
Treatment of Awards upon a Participant’s Death or Disability.   Unless otherwise provided in an award certificate or any special plan document or separate agreement governing an award, upon the termination of a participant’s service due to death or disability, all of that participant’s outstanding options and SARs will become fully vested and will remain exercisable for a period of one year or until the earlier expiration of the original term of the option or SAR and all time-based vesting restrictions on that participant’s outstanding awards will lapse as of the date of termination. The payout opportunities attainable under all of that participant’s outstanding performance awards will be determined as set forth in the applicable award certificate or any special plan document or separate agreement governing the award.
Treatment of Awards Upon a Change in Control.   Unless otherwise provided in an award certificate, upon the occurrence of a change of control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board: (i) all outstanding options and SARs will become fully vested and exercisable, (ii) all time-based vesting restrictions on outstanding awards will lapse, and (iii) the payout level under performance awards will be deemed to have been fully earned as of the effective date of the change in control based upon an assumed achievement of all relevant performance goals at the target level, and there will be a pro rata payout to participants within sixty (60) days following the change in control.
Upon the occurrence of a change of control of the Company in which awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within one year after the effective date of the change of control, a participant’s employment is terminated without “cause” or the participant resigns for “good reason” (as such terms are defined in the 2026 Incentive Plan), then (i) all outstanding options and SARs will become fully vested and exercisable, (ii) all time-based vesting restrictions on outstanding awards will lapse, and (iii) the payout level under performance awards will be determined based upon an assumed achievement of all relevant performance goals at the target level and there will be a pro rata payout to participants within sixty (60) days following their termination of employment.
Treatment upon a Participant’s Retirement.   Unless otherwise provided in an award certificate, any special plan document or separate agreement governing an award, upon the participant’s retirement, all of that participant’s outstanding options and SARs will continue to vest as if he or she had not terminated service and will remain exercisable
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Proposal 4 — Approval of the Company’s 2026 Incentive Plan

through the later of (i) the first anniversary of the date of the participant’s retirement, and (ii) the first anniversary of the final vesting date (or, if earlier, the expiration of the term of the option or SAR), and all of that participant’s outstanding restricted stock, restricted stock units and deferred stock units will continue to vest as if he or she had not terminated service. If the participant competes with the Company after retirement by being employed by, serving as a consultant for, owning or otherwise providing services for another floor covering company, such participant’s awards will cease to vest, any of his or her unvested awards will terminate immediately, any of his or her vested options and SARs will continue to be exercisable for 30 days, and any of his or her vested restricted stock units and deferred stock units will be settled pursuant to their terms.
Discretion to Accelerate Awards.   The Compensation Committee may in its sole discretion determine that, upon the termination of service of a participant for any reason, or the occurrence of a change in control, all or a portion of such participant’s options or SARs will become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the participant’s outstanding awards will lapse, and/or that any performance-based criteria with respect to any awards held by that participant will be deemed to be wholly or partially satisfied, in each case, as of such date as the Compensation Committee may, in its sole discretion, declare.
Nontransferability of Awards.   Except as otherwise provided in the applicable award certificate for awards other than incentive stock options, no award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
Clawback of Awards.   Awards granted under the 2026 Incentive Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the participant.
Termination and Amendment.   The 2026 Incentive Plan will terminate on May 21, 2036, the tenth anniversary of the date of the Annual Meeting, or, if the stockholders approve an amendment to the 2026 Incentive Plan that increases the number of shares subject to the 2026 Incentive Plan, the tenth anniversary of the date of such approval, unless earlier terminated by the Board or Compensation Committee.
The Board or the Compensation Committee may, at any time and from time to time, terminate or amend the 2026 Incentive Plan, but if an amendment would constitute a material amendment requiring Stockholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to Stockholder approval. In addition, the Board or the Compensation Committee may condition any amendment on the approval of the Company’s stockholders for any other reason. No termination or amendment of the 2026 Incentive Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. Without the prior approval of the stockholders, and except as otherwise permitted by the anti-dilution provisions of the 2026 Incentive Plan, the 2026 Incentive Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs. The Compensation Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant and, unless approved by the Company’s stockholders, (i) the exercise price or base price of an outstanding option or SAR may not be reduced, directly or indirectly, and the original term of an option may not be extended, (ii) an option or SAR may not be cancelled in exchange for cash, other awards, or options or SARS with an exercise price or base price that is less than the exercise price or base price of the original option or SAR, or otherwise, (iii) the Company may not repurchase an option or SAR for value (in cash or otherwise) from a participant if the current fair market value of the shares of the Company’s common stock underlying the option or SAR is lower than the exercise price or base price per share of the option or SAR, and (iv) the original term of an option or SAR may not be extended.
Prohibition on Repricing.   As indicated above under “Termination and Amendment,” outstanding stock options and SARs cannot be repriced, directly or indirectly, without prior stockholder approval. The exchange of an “underwater” option or SAR (i.e., an option or SAR having an exercise or base price in excess of the current market value of the underlying stock) for cash or for another award would be considered an indirect repricing and would, therefore, require Stockholder approval.
Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2026 Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed, and may vary from locality to locality.
Nonstatutory Stock Options.   There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2026 Incentive Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction, subject to any applicable limitations under Code
Mohawk Industries, Inc. | 2026 Proxy Statement 51

Proposal 4 — Approval of the Company’s 2026 Incentive Plan

Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options.   There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Code Section 162(m). While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
SARs.   A participant receiving a stock appreciation right under the 2026 Incentive Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Restricted Stock.   Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.
Restricted or Deferred Stock Units.   A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. When the participant receives or has the right to receive shares of Common Stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the Common Stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Performance Awards Payable in Cash.   A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award payable in cash is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).
Dividend Equivalents.   A participant will recognize ordinary income, and the Company will be allowed a tax deduction, at the time the dividend equivalents are paid or payable.
52 2026 Proxy Statement | Mohawk Industries, Inc.

Proposal 4 — Approval of the Company’s 2026 Incentive Plan

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents certain information about the 2017 Incentive Plan as of December 31, 2025:
Award	Number of shares to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of shares remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by stockholders(1)	556,039(2)	—(3)	1,461,008(4)
Equity compensation plans not approved by stockholders	—	—	—

(1)
Includes the Mohawk Industries, Inc. 2017 Plan.

(2)
All of such shares relate to restricted stock unit awards outstanding.

(3)
Does not include restricted stock units that convert to shares of Common Stock for no consideration.

(4)
All of such shares are available for issuance pursuant to grants of full-value awards.

Mohawk Industries, Inc. | 2026 Proxy Statement 53

Stock Ownership Information
Principal Stockholders of the Company

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of March 27, 2026, by:
(i)
each person or entity who is known by the Company to beneficially own more than five percent (5%) of the outstanding shares of the Common Stock,

(ii)
each of the Company’s directors and nominees,

(iii)
each of the named executive officers, and

(iv)
all of the Company’s directors and executive officers as a group.

Unless otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (#)	Percent of Class
Jeffrey S. Lorberbaum(1) 160 South Industrial Boulevard Calhoun, Georgia 30701	10,078,475	16.5%
Aladdin Partners, L.P.(2) 160 South Industrial Boulevard Calhoun, Georgia 30701	8,132,685	13.3%
BlackRock, Inc.(3) 50 Hudson Yards New York, New York 10001	6,071,097	9.9%(8)
Dimensional Fund Advisors LP(4) 6300 Bee Cave Road, Building One Austin, Texas 78746	3,138,557	5.1%(8)
Bruce C. Bruckmann(5)	306,666	*
Bernard P. Thiers(6)	206,242	*
W. Christopher Wellborn	186,793	*
Paul De Cock	45,216	*
Joseph A. Onorato	26,923	*
Karen A. Bogart	17,687	*
William H. Runge III	14,635	*
Mauro Vandini	14,101
John M. Engquist	9,822	*
James F. Brunk(7)	4,601	*
Ken Walma	3,346	*
Jerry W. Burris	3,205	*
All directors and executive officers as a group (18 persons)	10,930,099	17.9%

*
Less than one percent.

(1)
Includes 8,132,685 shares held by Aladdin Partners, L.P. (see footnote 2). Also includes 73,943 shares owned by The Alan S. Lorberbaum Family Foundation of which Mr. Lorberbaum is a trustee and may share voting and investment power. Includes 453,074 shares held by JSL Legacy Fund, L.P., 420,668 shares held by Dalton Fund, L.P., 19,140 shares held by Dalton Partners, L.P., and 30,000 shares held by MCL Family Funds Trust, over which Mr. Lorberbaum has voting and dispositive power. Includes 315,002 shares held by a family trust for the benefit of Mr. Lorberbaum over which Mr. Lorberbaum shares voting and dispositive power. Includes 140,000 shares owned by Cuddy Holdings LP (“Cuddy”). Mr. Lorberbaum owns one-third of the voting shares of Helm Management Corporation, which holds 1,646 shares and is the sole general partner of Cuddy, and may share voting and dispositive power with respect to all such shares. Includes 50,893 shares held by a family trust for the benefit of Ms. Suzanne Helen, Mr. Lorberbaum’s sister, and 396,435 shares held by SLH Partners, L.P., over which Ms. Helen has voting and dispositive power. Mark Lorberbaum, Mr. Lorberbaum’s brother, and Ms. Helen each owns one-third of the voting shares of Helm Management Corporation, which is the sole general partner of Cuddy, and may share voting and dispositive power with respect to all such

54 2026 Proxy Statement | Mohawk Industries, Inc.

Stock Ownership Information

shares. Mr. Lorberbaum disclaims beneficial ownership of all shares described above to the extent he does not have a pecuniary interest. Includes 194 shares held in the Company’s 401(k) Plan and 44,795 shares directly held.
(2)
ASL Management Corp. is a general partner of Aladdin Partners, L.P. and shares voting and investment power with respect to these shares. Mr. Lorberbaum is the owner of 100% of the outstanding voting stock of ASL Management Corp. and may share voting and investment power with respect to these shares. Each of ASL Management Corp. and Mr. Lorberbaum disclaim beneficial ownership of the shares held by Aladdin Partners, L.P. to the extent they do not have a pecuniary interest.

(3)
Based upon an amended Schedule 13G filed with the SEC on January 21, 2026 by BlackRock, Inc.

(4)
Based upon a Schedule 13G filed with the SEC on January 21, 2026 by Dimensional Fund Advisors LP.

(5)
Includes 4,350 shares held by a trust for the benefit of Katherine Sherrill, 4,350 shares held by a trust for the benefit of Stephen C. Sherrill, Jr. and 4,350 shares held by a trust for the benefit of William D. Sherrill, over which Mr. Bruckmann may share voting and dispositive power with respect to all such shares. Mr. Bruckmann disclaims beneficial ownership of all shares described above to the extent he does not have a pecuniary interest.

(6)
Includes 107,568 shares held by a family limited partnership that have been pledged as security for a bank guarantee.

(7)
Includes 185 shares held in the Company’s 401(k) Plan.

(8)
Ownership percentages are based on the assumption that the principal stockholder continued to own the number of shares reflected in the table above on March 27, 2026.

Mohawk Industries, Inc. | 2026 Proxy Statement 55

Proposal 5 — Stockholder Proposal — Majority Vote Standard
John Chevedden, whose address is 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has advised the Company that he intends to present the following stockholder proposal at the Annual Meeting. Mr. Chevedden has indicated that he holds sufficient shares of the Company’s common stock to meet the requirements of Rule 14a-8. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.
The text of the stockholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent. The stockholder proposal may contain assertions about the Company or other matters that the Company believes are incorrect, but the Company has not attempted to refute all those assertions.
The Board of Directors recommends a vote AGAINST Proposal 5 based on the reasons set forth in the Company’s Statement of Opposition following this Proposal 5.
Proposal 5 — Majority Vote Standard
Shareholders request that the Board of Directors take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws.
This means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This proposal includes that Mohawk Industries shall state in its governing documents that it shall not have any supermajority voting standards, which includes default super-majority voting standards, upon adoption of this proposal.
Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. The supermajority voting requirements, like those of Mohawk Industries, have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements can be used to block proposals supported by most shareowners but opposed by management.
This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy and Macy’s. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice.
This proposal topic received 98% support each in 2024 at annual meetings of Domino’s Pizza, FMC Corporation, ConocoPhillips, Masco Corporation and Power Integrations.
Please vote yes:
Majority Vote Standard — Proposal 5
56 2026 Proxy Statement | Mohawk Industries, Inc.

Proposal 5 — Stockholder Proposal — Majority Vote Standard

Company’s Statement of Opposition

The proposal requests that the Company take each step necessary to replace each voting requirement in the Company’s Certificate of Incorporation and Bylaws that calls for a greater than a majority voting standard. The Company’s Board of Directors has thoroughly reviewed this proposal, and for the reasons articulated below, does not believe the proposal is in the best interests of the Company and its stockholders. The Board recommends voting AGAINST this proposal.
THE COMPANY’S HIGHER VOTING THRESHOLD RELATES ONLY TO ONE PROVISION REGARDING THE NUMBER OF DIRECTORS AND THE COMPANY’S CLASSIFIED BOARD
The Company’s limited higher voting threshold is narrowly tailored to protect stockholders. Most of the Company’s corporate matters are currently decided by a majority voting standard, and only one provision in the Company’s Certificate of Incorporation requires a greater than majority voting threshold. The affirmative vote of the holders of not less than 80% of the votes entitled to be cast by the holders of all then outstanding shares of capital stock is required to make, alter, amend, change, add or repeal any provision in the Company’s Certificate of Incorporation regarding the number of directors (including relating to the Company’s classified board) or any other provision in the Company’s Certificate of Incorporation or Bylaws in a manner inconsistent with such existing provisions. The Board of Directors believes that the limited use of a higher voting threshold is necessary and appropriate to protect all stockholders’ interests and to maintain the Company’s stability.
The Existing Provisions Benefit Stockholders
Delaware law expressly permits companies to adopt supermajority voting standards, and many publicly-traded companies have adopted supermajority voting requirements to maximize long-term value for stockholders and protect against stockholder actions unless those actions have broad support among all of the stockholders. The Board believes the current voting requirements are one mechanism to protect smaller stockholders against potential self-interested and abusive actions by a small number of significant stockholders.
The current supermajority requirements provide an important check against corporate actions that may be initiated by one or a few large stockholders. The Company’s five largest stockholders, which includes its Chairman and Chief Executive Officer (and affiliated entities) and three institutional stockholders, directly and indirectly, own a significant percentage of the Company’s outstanding shares of common stock. In this context, the elimination of supermajority requirements could result in corporate decisions being disproportionately influenced by a small group of large holders, to the potential detriment of the remaining stockholders.
Mohawk’s Current Governance Practices Advance Effective Board Oversight
The Board is committed to effective corporate governance and has implemented strong governance practices including:
•
Two-thirds of directors are independent, and no directors are affiliated with any of the three significant institutional stockholders;

•
A Lead Independent Director participates in setting the agenda of Board of Directors and Committee meetings, coordinates the distribution and presentation of meeting materials, maintains the focus and punctuality of Board of Directors and Committee meetings, presides over executive session meetings of the independent directors, and annually leads the performance evaluation of the Chief Executive Officer.

•
Only independent directors serve on the following standing committees of the Board of Directors: the Audit Committee, the Compensation Committee and the Governance Committee;

•
The Company does not have a poison pill in effect;

•
The Governance Committee develops and oversees an annual evaluation process for the Board of Directors;

•
The Company proactively engages with stockholders outside the annual meeting process to ensure important matters are raised and considered by all interested stakeholders;

•
The Board of Directors consists of members with a broad range of tenures, balancing longstanding tenure that provides deep Company knowledge and industry experience with newer directors who bring fresh insights and different industry experiences;

•
Each member of the Board of Directors is required to submit his or her resignation to the Board of Directors upon the expiration of the term of service in which his or her 75th birthday occurs;

•
The Governance Committee routinely evaluates the mix of skills and viewpoints provided by the current directors, and evaluates potential directors on the basis of their ability to contribute to the Board of Directors as a result of, among other factors, their business experience, technical skills, industry expertise, leadership qualities, character and integrity; and

Mohawk Industries, Inc. | 2026 Proxy Statement 57

Proposal 5 — Stockholder Proposal — Majority Vote Standard

•
The Company’s leadership has a long-standing commitment to creating a better future by integrating sustainability into every aspect of the Company’s global operations. These efforts are actively supervised by the Board of Directors.

Consistent with its current practice, the Board of Directors will continue to evaluate the future implementation of appropriate corporate governance changes. However, for the reasons described above, the Board of Directors does not believe it is in the best interests of stockholders or the Company to implement the stockholder proponent’s request.
The Board of Directors recommends a vote AGAINST Proposal 5.
58 2026 Proxy Statement | Mohawk Industries, Inc.

Information about the Annual Meeting and Voting
This proxy statement is furnished by and on behalf of the Board of Directors of Mohawk Industries, Inc. in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 21, 2026, and at any and all adjournments or postponements thereof.
The Company has elected to provide access to its proxy materials on the internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s Stockholders of record and beneficial owners. All Stockholders and beneficial owners may access the proxy materials at the Company’s website ir.mohawkind.com/proxy-materials. If you would like to receive a paper copy of the Company’s proxy materials, please follow the instructions included in the Notice.
The Notice will be made available to Stockholders on or about April 3, 2026. You must be a Stockholder as of March 26, 2026 to be entitled to vote at the Annual Meeting.
Questions and Answers

WHEN AND WHERE IS THE 2026 ANNUAL MEETING?

Date	Location
Thursday, May 21, 2026 10:00 a.m., Eastern Time	Mohawk Industries Headquarters 160 South Industrial Boulevard Calhoun, Georgia 30701
WHO MAY VOTE?

Stockholders are entitled to one vote for each share of Common Stock held. March 26, 2026 has been set as the Record Date for determination of Stockholders entitled to notice of and to vote at the Annual Meeting and, accordingly, only holders of Common Stock of record at the close of business on that day are entitled to notice of and to vote at the Annual Meeting.
On the Record Date, there were 61,197,654 shares of Common Stock issued and outstanding held by approximately 194 Stockholders.
Record Date March 26, 2026
WHAT CONSTITUTES A QUORUM?
The presence of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or by proxy, will constitute a quorum. Shares of Common Stock represented by proxies at the meeting, including broker non-votes and abstentions, will be counted as shares present for purposes of establishing a quorum.
Mohawk Industries, Inc. | 2026 Proxy Statement 59

Information about the Annual Meeting and Voting

WHAT ITEMS ARE BEING VOTED UPON, AND HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The business of the meeting will be:
Proposals		Board Recommendation
1	Election of three persons who will serve as the Company’s Class I directors for a three-year term beginning in 2026	FOR each director nominee
2	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026	FOR
3	Advisory vote on the approval of the Company’s executive compensation	FOR
4	Approval of the Company’s 2026 Incentive Plan	FOR
5	Stockholder Proposal — Majority Vote Standard	AGAINST
WHAT ARE THE VOTES REQUIRED?
Once a quorum is established:
Proposals		Voting Requirements
1	Election of three persons who will serve as the Company’s Class I directors for a three-year term beginning in 2026	The affirmative vote of a majority of the votes cast on the respective nominees at the Annual Meeting
2	Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026	The affirmative vote of a majority of the votes cast
3	Advisory vote on the approval of the Company’s executive compensation	The affirmative vote of a majority of the votes cast
4	Approval of the Company’s 2026 Incentive Plan	The affirmative vote of a majority of the votes cast
5	Stockholder Proposal — Majority Vote Standard	The affirmative vote of a majority of the votes cast
A majority of votes cast means that the number of votes cast “FOR” Proposals 1, 2, 3, 4 or 5 exceeds the number of votes cast “AGAINST” such proposal.
Shares represented by proxies that are marked “ABSTAIN” and broker non-votes will not be counted and will have no effect on the outcome of any of the proposals.
The election of directors (Proposal 1), the advisory vote to approve executive compensation (Proposal 3), the vote to approve the 2026 Incentive Plan (Proposal 4), and the stockholder proposal regarding a majority vote standard (Proposal 5) are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. The ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2026 (Proposal 2) is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

The Board of Directors urges you to vote your shares. You may hold shares of Common Stock of record, through a bank or broker or through a company retirement plan. Voting instructions for each group of stockholders are set forth below.

HOW DO I VOTE?
Stockholders may vote by internet or written proxy. Proxies will be voted as specified by the Stockholders. Unless contrary instructions are specified, if a proxy card is executed and returned (and not revoked) before the Annual Meeting, the shares of Common Stock represented thereby will be voted FOR each director nominee and proposal.
60 2026 Proxy Statement | Mohawk Industries, Inc.

Information about the Annual Meeting and Voting

Internet	Mobile Device	Telephone	Mail	At the Meeting
Go to www.proxyvote.com 24/7 and follow the instructions	Scan the QR code to go to www.proxyvote.com	Call toll-free 1 (800) 690-6903 or the telephone number on your voting instruction form	Sign, date and mail your proxy card in the postage-paid envelope provided	Attend the meeting and cast your ballot

•
By Internet.   Stockholders of record may vote by internet on the website identified on the Notice. Where requested, enter the 12 digit control number located on your Notice and follow the simple instructions for voting. For Stockholders that requested written proxy materials, control numbers and instructions for voting on the internet will be printed on the proxy card that will be included in the written materials. Internet voting is available 24 hours a day, 7 days a week until 11:59 p.m. New York time on May 20, 2026.

•
By Written Proxy.   Stockholders of record may vote by written proxy card. Stockholders that do not want to vote by internet may request a written proxy card by following the instructions on the Notice. Mark your selections on the proxy card, date and sign your name exactly as it appears on your proxy card, and mail the proxy card as directed.

•
Voting Shares Held by a Bank or Broker.   If your shares are held in the name of a bank, broker or other record holder, you may request a written proxy card or a vote instruction form from your bank, broker or other nominee. You may also vote by the method made available by your bank, broker or other nominee, in which case the bank, broker or other nominee will provide instructions.

•
Voting Shares Held in Retirement Plans.   If your shares are held through the Mohawk Industries Retirement Plan 1 and/or the Mohawk Industries Retirement Plan 2, you have the right to vote the shares credited to your individual account(s) under the plans. Participants that hold shares in one of the plans may provide direction to Broadridge Financial Solutions, Inc. (“Broadridge”), by the method made available by Broadridge. Unless otherwise required by law, Broadridge will follow participant vote instructions received by 11:59 p.m. New York time on May 18, 2026. If voting instructions have not been received by that time and date, the shares credited to your account(s) will not be voted.

The voting procedures are designed to authenticate identities, to allow Stockholders, beneficial owners and plan participants to vote their shares, and to confirm that instructions have been recorded properly.
If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a proxy card with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a proxy card to be signed representing your shares.
MAY I CHANGE MY VOTE?
A Stockholder’s submission of a signed proxy will not affect the right to attend and to later vote in person at the Annual Meeting. Stockholders who execute a proxy may revoke the proxy at any time before it is voted by:
(i)
filing a written revocation with the Secretary of the Company,

(ii)
executing a proxy bearing a later date, or

(iii)
attending and voting in person at the Annual Meeting.

Stockholder Proposals

Any proposal that a stockholder desires to include in the Company’s proxy statement for presentation at the 2027 Annual Meeting of Stockholders must be received by the Company at Mohawk Industries, Inc., P.O. Box 12069, 160 South Industrial Boulevard, Calhoun, Georgia 30703, Attention: Secretary, on or before December 4, 2026 and must comply with the requirements of SEC Rule 14a-8. Any stockholder who intends to present a director nomination or other proposal at the 2027 Annual Meeting of Stockholders, other than through inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, must provide the Company with advance notice of such nomination or other stockholder proposal no earlier than December 4, 2026, and no later than January 3, 2027 and must provide all of the information specified under the Company’s Bylaws. A copy of the Company’s Bylaws may be obtained by written request at Mohawk Industries, Inc., 160 South Industrial Boulevard, Calhoun, Georgia 30701, Attention: Secretary. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than March 22, 2027.
Mohawk Industries, Inc. | 2026 Proxy Statement 61

Information about the Annual Meeting and Voting

Other Matters

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting or are incidental to the conduct of the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.
PROXY SOLICITATION
The Company will bear the cost of the solicitation of proxies on behalf of the Company. Directors, officers and other employees of the Company may, without additional compensation except for reimbursement for actual expenses, solicit proxies by mail, in person or by telecommunication. The Company has retained D.F. King & Co., Inc. to provide proxy advisory services for a fee of not more than $12,500 plus expenses. The Company will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending the Company’s proxy materials to, and obtaining instructions relating to such materials from, beneficial owners.
HOUSEHOLDING
As permitted by the Exchange Act, only one copy of this proxy statement or Notice is being delivered to stockholders residing at the same address, unless the stockholders have notified the Company of their desire to receive multiple copies. This is known as householding. The Company will promptly deliver, upon oral or written request, a separate copy of the materials to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to Broadridge Financial Solutions, Inc. (“Broadridge”) at:
(866) 540-7095	Broadridge Financial Solutions, Inc. Householding Department 51 Mercedes Way Edgewood, New York 11717
Stockholders of record residing at the same address and currently receiving multiple copies of the proxy statement or Notice may also contact Broadridge to request that only a single copy of the materials be mailed in the future. Beneficial owners should contact their broker, bank or other nominee.
LIST OF STOCKHOLDERS
A list of stockholders entitled to be present and vote at the Annual Meeting will be available at the Company’s offices at 160 South Industrial Boulevard, Calhoun, Georgia 30701, for inspection by the stockholders during regular business hours from May 11, 2026, to the date of the Annual Meeting. The list also will be available during the Annual Meeting for inspection by stockholders who are present.
62 2026 Proxy Statement | Mohawk Industries, Inc.

Information about the Annual Meeting and Voting

VOLUNTARY ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

GO PAPERLESS

Mohawk's commitment to the environment

As the global flooring leader, Mohawk is committed to growing its business sustainably, conducting business responsibly and advancing product circularity through innovation. Mohawk's sustainability strategies are the basis for the better future the Company and its employees are committed to building together.

You can help. The Company encourages stockholders to enroll in voluntary electronic delivery of future proxy materials. Electronic delivery allows the Company to provide you with the information you need for the annual meeting, while reducing environmental impacts and costs.

Go to www.proxyvote.com

Scan the QR code with your mobile device

Faster	Economical	Cleaner	Convenient

Environmental Impact Statement. Combined with your adoption of electronic delivery of proxy materials, and the elimination of 23,886 sets of proxy materials, the Company can reduce the impact on the environment by:
using approximately 45 fewer tons of wood	saving approximately 240,000 gallons of water, or the equivalent of the amount of water used by 173 washing machines for one year
using approximately 285 million fewer BTUs, or the equivalent of the amount of energy used by 340 residential refrigerators for one year	eliminating approximately 12,500 pounds of solid waste
using approximately 157,000 fewer pounds of greenhouse gases, including CO2, or the equivalent of 14.2 automobiles running for one year	reducing hazardous air pollutants by 17.9 pounds
Environmental impact estimates were made using the Environmental Paper Network Paper Calculator™ Version 4.1. For more information visit www.papercalculator.org.
Mohawk Industries, Inc. | 2026 Proxy Statement 63

Information about the Annual Meeting and Voting

If you cannot be present in person, you are requested to vote promptly by internet. Or, if you requested a paper copy of your materials, you may complete, sign, date and return the enclosed proxy. An envelope has been provided for that purpose. No postage is required if mailed in the United States.
R. DAVID PATTON
Vice President — Business Strategy, General Counsel and Secretary
Calhoun, Georgia
April 3, 2026
64 2026 Proxy Statement | Mohawk Industries, Inc.

Annex A — Non-GAAP Reconciliation
Reconciliation of Non-GAAP Measures

RECONCILIATION OF NET EARNINGS (LOSS) ATTRIBUTABLE TO MOHAWK INDUSTRIES, INC. TO ADJUSTED NET EARNINGS ATTRIBUTABLE TO MOHAWK INDUSTRIES, INC. AND ADJUSTED DILUTED EARNINGS PER SHARE ATTRIBUTABLE TO MOHAWK INDUSTRIES, INC.
	For the Years Ended December 31,
(Amounts in million, except per share data)	2025 ($)	2024 ($)	2023 ($)	2022 ($)	2021 ($)
Net earnings (loss) attributable to Mohawk Industries, Inc.	369.9	514.7	(449.0)	25.2	1,033.2
Adjusting items:
Restructuring, acquisition and integration-related and other costs	154.2	94.4	129.3	87.8	23.1
Adjustment of software implementation cost	(0.4)	12.9	—	—	—
Inventory step-up from purchase accounting	—	—	4.5	2.8	1.7
Impairment of goodwill and indefinite-lived intangibles	19.9	8.2	877.7	695.8	—
Asset sale	(5.1)	—	—	—	—
Inventory capitalization	(6.2)	—	—	—	—
Accounts receivable write-off	—	3.0	9.5	—	—
Legal settlements, reserves and fees	50.9	9.9	87.8	54.2	—
Adjustments of indemnification asset	(0.7)	1.8	(3.0)	7.3	—
Income taxes – adjustments of uncertain tax position	0.7	(1.8)	3.0	(7.3)	—
Income taxes – impairment of goodwill and indefinite-lived intangibles	(5.0)	(1.9)	(12.8)	(10.2)	—
One-time tax planning election	—	—	—	—	(22.2)
Income tax effect of foreign tax regulation change	—	2.9	—	—	—
Income tax effect of adjustments and other related items	(18.9)	(26.9)	(50.0)	(32.5)	(4.6)
Resolution of foreign non-income tax contingencies	—	—	—	—	(6.2)
Income tax effect on resolution of foreign non-income tax contingencies	—	—	—	—	2.3
European tax restructuring	—	—	(10.0)	—	—
Adjusted net earnings attributable to Mohawk Industries, Inc.	559.3	617.2	587.0	823.1	1,027.3
Adjusted diluted earnings per share attributable to Mohawk Industries, Inc.	8.96	9.70	9.19	12.85	14.86
Weighted-average common shares outstanding – diluted	62.4	63.6	63.9	64.1	69.1
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW
	For the Years Ended December 31,
(Amounts in millions)	2025 ($)	2024 ($)
Net cash provided by operating activities	1,056.2	1,133.9
(Less): Capital expenditures	(440.0)	(454.4)
Free cash flow	616.2	679.5
Mohawk Industries, Inc. | 2026 Proxy Statement A-1

Annex A — Non-GAAP Reconciliation

RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME
	For the Years Ended December 31,
(Amounts in millions)	2025 ($)	2024 ($)
Operating income (loss)	489.8	693.5
Adjustments to operating income:
Restructuring, acquisition and integration-related and other costs	154.2	94.4
Inventory capitalization	(6.2)	—
Adjustment of software implementation cost	(0.4)	12.9
Asset sale	(5.1)	—
Accounts receivable write-off	—	1.2
Impairment of goodwill and indefinite-lived intangibles	19.9	8.2
Legal settlements, reserves and fees	50.9	9.9
Adjusted operating income	703.1	820.1
Net sales	10,785.4	10,836.9
Adjusted operating income as a percent of net sales	6.5%	7.6%
RECONCILIATION OF NET EARNINGS (LOSS) TO ADJUSTED EBITDA
	For the Years Ended December 31,
(Amounts in millions)	2025 ($)	2024 ($)
Net earnings (loss) including noncontrolling interests	369.9	514.7
Adjusting items:
Interest expense	17.8	48.5
Income tax expense	98.8	128.2
Net income attributable to non-controlling interest	—	(0.1)
Depreciation and amortization	652.6	638.3
EBITDA	1,139.1	1,329.6
Adjusting items:
Restructuring, acquisition and integration-related and other costs	102.4	61.7
Adjustment of software implementation cost	(0.4)	12.9
Asset sale	(5.1)	—
Accounts receivable write-off	—	3.0
Inventory capitalization	(6.2)	—
Impairment of goodwill and indefinite-lived intangibles	19.9	8.2
Legal settlement, reserves and fees	50.9	9.9
Release of indemnification asset	(0.7)	1.8
Adjusted EBITDA	1,299.9	1,427.1
Net sales	10,785.4	10,836.9
Adjusted EBITDA as a percent of net sales	12.1%	13.2%
A-2 2026 Proxy Statement | Mohawk Industries, Inc.

Annex A — Non-GAAP Reconciliation

RECONCILIATION OF SEGMENT OPERATING INCOME (LOSS) TO ADJUSTED SEGMENT OPERATING INCOME
	For the Years Ended December 31,
(Amounts in millions) GLOBAL CERAMIC	2025 ($)	2024 ($)
Operating income (loss)	266.7	249.5
Adjustments to segment operating income:
Restructuring, acquisition and integration-related and other costs	30.9	29.0
Impairment of goodwill	—	8.2
Adjustment of software implementation cost	(0.4)	5.1
Inventory capitalization	(6.2)	—
Adjusted segment operating income	291.0	291.8
	For the Years Ended December 31,
(Amounts in millions) FLOORING NA	2025 ($)	2024 ($)
Operating income (loss)	113.5	237.3
Adjustments to segment operating income:
Restructuring, acquisition and integration-related and other costs	88.3	24.2
Accounts receivable write-off	—	1.2
Software implementation cost write-off	—	7.8
Legal settlement, reserves and fees	—	1.9
Adjusted segment operating income	201.8	272.4
	For the Years Ended December 31,
(Amounts in millions) FLOORING ROW	2025 ($)	2024 ($)
Operating income (loss)	212.9	265.2
Adjustments to segment operating income:
Restructuring, acquisition and integration-related and other costs	34.1	40.9
Asset sale	(5.1)	—
Impairment of indefinite-lived intangibles	19.9	—
Adjusted segment operating income	261.8	306.1
	For the Years Ended December 31,
(Amounts in millions) CORPORATE AND INTERSEGMENT ELIMINATIONS	2025 ($)	2024 ($)
Operating loss	(103.4)	(58.5)
Adjustments to segment operating income:
Restructuring, acquisition and integration-related and other costs	22.6	0.3
Legal settlements, reserves and fees, net of insurance proceeds	29.3	8.0
Adjusted segment operating income	(51.5)	(50.2)
The Company supplements its condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP, with certain non-GAAP financial measures. As required by the Securities and Exchange Commission rules, the tables above present a reconciliation of the Company’s non-GAAP financial measures to the most directly comparable US GAAP measure. Each of the non-GAAP measures set forth above should be considered in addition to the comparable US GAAP measure, and may not be comparable to similarly titled measures reported by other companies. The Company believes these non-GAAP measures, when reconciled to the corresponding US GAAP measure, help its investors as follows: Non-GAAP revenue measures that assist in identifying growth trends and in comparisons of revenue with prior and future periods and non-GAAP profitability measures that assist in understanding the long-term profitability trends of the Company’s business and in comparisons of its profits with prior and future periods.
Mohawk Industries, Inc. | 2026 Proxy Statement A-3

Annex A — Non-GAAP Reconciliation

The Company excludes certain items from its non-GAAP revenue measures because these items can vary dramatically between periods and can obscure underlying business trends. Items excluded from the Company’s non-GAAP revenue measures include: foreign currency transactions and translation and the impact of acquisitions.
The Company excludes certain items from its non-GAAP profitability measures because these items may not be indicative of, or are unrelated to, the Company’s core operating performance. Items excluded from the Company’s non-GAAP profitability measures include:
• restructuring, acquisition and integration-related and other costs, • legal settlements, reserves and fees, • impairment of goodwill and indefinite-lived intangibles,	• acquisition purchase accounting, including inventory step-up, • release of indemnification assets, and • the reversal of uncertain tax positions.
A-4 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan
ARTICLE 1
PURPOSE
1.1.   GENERAL.   The purpose of the Mohawk Industries, Inc. 2026 Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Mohawk Industries, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.
ARTICLE 2
DEFINITIONS
2.1.   DEFINITIONS.   When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:
(a)
“Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)
“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Dividend Equivalents, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)
“Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)
“Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

(e)
“Board” means the Board of Directors of the Company.

(f)
“Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, severance or similar agreement, if any, between such Participant and the Company or an Affiliate, provided, however, that if there is no such employment, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined in good faith by the Committee: (i) continued neglect in the performance of duties assigned to the Participant (other than for a reason beyond the control of the Participant) or repeated unauthorized absences by the Participant during scheduled work hours; (ii) material breach by the Participant of any published Company code of conduct or code of ethics, (iii) egregious and willful misconduct, including dishonesty, fraud or continued intentional violation of Company or Affiliate policies and procedures which is reasonably determined to be detrimental to the Company or an Affiliate; (iv) final conviction of a felonious crime; or (v) repeated material failure to meet reasonable performance criteria as established by the Company or an Affiliate and communicated to the Participant. With respect to a Participant’s termination of directorship, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee, unless a contrary definition is contained in the applicable Award Certificate: (i) egregious and willful misconduct, (ii) final conviction of a felonious crime, or (iii) any act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

Mohawk Industries, Inc. | 2026 Proxy Statement B-1

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

(g)
“Change in Control” means and includes the occurrence of any one of the following events but shall specifically exclude a Public Offering:

(i)   during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board of Directors of the Company (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board or the Lorberbaum Family (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or
(ii)   any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 25% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (v) an acquisition directly from the Company, (w) an acquisition by the Company or a Subsidiary, (x) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (y) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below), or (z) any acquisition by the Lorberbaum Family (as defined herein); or
(iii)   the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no Person (other than (w) the Lorberbaum Family, (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 25% or more of the total common stock or 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”).
For purposes of this definition, the term “Lorberbaum Family” shall mean, in the aggregate, Jeffrey S. Lorberbaum, his siblings, the spouse of such individuals, all lineal descendants of Jeffrey S. Lorberbaum and his siblings, the spouses of such descendants, all partnerships, corporations and other entities, the equity interests in which are primarily held by the individuals referenced in this definition, and all trusts or other entities the primary beneficiaries of which are the individuals referenced in this definition.
(h)
“Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i)
“Committee” means the committee of the Board described in Article 4.

(j)
“Company” means Mohawk Industries, Inc., a Delaware corporation, or any successor corporation.

(k)
“Continuous Service” means the absence of any interruption or termination of service as an employee, officer, director or consultant of the Company or any Affiliate, as applicable; provided, however, that for purposes of

B-2 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant transfers employment between the Company and an Affiliate or between Affiliates, (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, (iv) in the discretion of the Committee, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, (v) in the discretion of the Committee as specified at or prior to such occurrence, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or an Affiliate, or vice versa, or (vi) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).
(l)
“Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(m)
“Disability” of a Participant means that the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Participant’s employer. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant has incurred a Disability will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(n)
“Dividend Equivalent” means a right granted to a Participant under Article 11.

(o)
“Effective Date” has the meaning assigned such term in Section 3.1.

(p)
“Eligible Participant” means an employee, officer, director or consultant of the Company or any Affiliate. Persons providing services as contractual employees of the Company or any Affiliate through a management, staffing, employee leasing or other similar contractual arrangement shall be Eligible Participants.

(q)
“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(r)
“Fair Market Value” on any date, means (i) if the Stock is listed on a securities exchange, the closing sales price on such exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s)
“Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

Mohawk Industries, Inc. | 2026 Proxy Statement B-3

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

(t)
“Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in each such document, the term “Good Reason” as used herein shall mean a material reduction by the employer in the Participant’s base salary and target annual bonus opportunity (10% or more in the aggregate) as in effect on the Change in Control, unless a similar reduction is made in base salary and target annual bonus opportunity of peer employees, without the consent of the Participant (in each case, other than an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant).

(u)
“Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v)
“Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w)
“Independent Directors” means those members of the Board of Directors who qualify at any given time as (a) an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and (b) a “non-employee” director under Rule 16b-3 of the 1934 Act.

(x)
“Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y)
“Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z)
“Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa)
“Other Stock-Based Award” means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb)
“Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc)
“Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

(dd)
“Performance Award” means any award granted under the Plan pursuant to Article 10.

(ee)
“Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff)
“Plan” means the Mohawk Industries, Inc. 2026 Incentive Plan, as amended from time to time.

(gg)
“Prior Plan” means the Mohawk Industries, Inc. 2017 Incentive Plan, as amended from time to time.

(hh)
“Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(ii)
“Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(jj)
“Retirement” unless otherwise defined in an Award Certificate, in the case of an employee, means termination of employment (other than a termination for Cause) with the Company, a Parent or Subsidiary after attaining age sixty (60) with at least ten (10) years of Continuous Service on the date of such termination and “Retirement” in the case of a non-employee director of the Company means retirement of the director in accordance with the provisions of the Company’s bylaws as in effect from time to time or the failure to be re-elected or re-nominated as a director; provided in either case that the director has completed at least six years as a director of the Company. Retirement shall not apply to consultants who are not also directors.

B-4 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

(kk)
“Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 14, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 14.

(ll)
“Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 14.

(mm)
“Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(nn)
“Subsidiary” means any corporation, limited liability company, partnership or other entity, domestic or foreign, of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(oo)
“1933 Act” means the Securities Act of 1933, as amended from time to time.

(pp)
“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN
3.1.   EFFECTIVE DATE.   The Plan shall be effective as of the date it is approved by the stockholders of the Company (the “Effective Date”).
3.2.   TERMINATION OF PLAN.   Unless earlier terminated as provided herein, the Plan shall continue in effect until the date of the 2036 stockholders’ meeting or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the Effective Date.
ARTICLE 4
ADMINISTRATION
4.1.   COMMITTEE.   The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. It is intended that at least two of the directors appointed to serve on the Committee shall be Independent Directors and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.
4.2.   ACTION AND INTERPRETATIONS BY THE COMMITTEE.   For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.
Mohawk Industries, Inc. | 2026 Proxy Statement B-5

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

4.3.   AUTHORITY OF COMMITTEE.   Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:
(a)
grant Awards;

(b)
designate Participants;

(c)
determine the type or types of Awards to be granted to each Participant;

(d)
determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e)
determine the terms and conditions of any Award granted under the Plan;

(f)
prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g)
decide all other matters that must be determined in connection with an Award;

(h)
establish, adopt or revise any plan, program or policy for the grant of Awards as it may deem necessary or advisable, including but not limited to short-term incentive programs, and any special plan documents;

(i)
establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)
make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(k)
amend the Plan or any Award Certificate as provided herein; and

(l)
adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

4.4.   DELEGATION.
(a)
Administrative Duties.   The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan.

(b)
Special Committee.   The Board may, by resolution, expressly delegate to a special committee, consisting of one or more directors who may but need not be officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities to an officer of the Company may not be made with respect to the grant of Awards to Eligible Participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Board and such delegates shall report regularly to the Board and the Compensation Committee regarding the delegated duties and responsibilities and any Awards so granted.

ARTICLE 5
SHARES SUBJECT TO THE PLAN
5.1.   NUMBER OF SHARES.   Subject to adjustment as provided in Section 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 3,500,000 less one share for every one share subject to an award granted under the Prior Plan after December 31, 2025 and prior to the Effective Date, all of which may be issued as Incentive Stock Options. After December 31, 2025, any shares subject to an award under the Prior Plan that is terminated or expires unexercised, is settled for cash, or is canceled, forfeited or lapses for any reason shall, to the extent of such termination, expiration, cash settlement, cancellation, forfeiture or lapse, be added to the shares available for grant under the Plan on a one-for-one basis. From and after the Effective Date, no further awards shall be granted under the Prior Plan, and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.
5.2.   SHARE COUNTING.   Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve or otherwise treated in accordance with subsections (a) through (g) of this Section 5.2.
B-6 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

(a)
To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited Shares subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)
Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)
Shares withheld from an Award to satisfy tax withholding requirements will count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements will not be added to the Plan share reserve.

(d)
The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(e)
Upon exercise of SARs that are settled in Shares, the full number of SARs (rather than any lesser number based on the net number of Shares actually delivered upon exercise) shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

(f)
Substitute Awards granted pursuant to Section 13.12 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(g)
Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3.   STOCK DISTRIBUTED.   Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.
5.4   NON-EMPLOYEE DIRECTOR COMPENSATION. The maximum number of Shares subject to Awards granted during a single fiscal year to any Non-Employee Director for his or her services as a Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year for his or her services as a Non-Employee Director, shall not exceed $750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes), or $1,000,000 in total value during a fiscal year in the case of a Non-Employee Director who serves as Chairman of the Board or Lead Independent Director.
ARTICLE 6
ELIGIBILITY
6.1.   GENERAL.   Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.
ARTICLE 7
STOCK OPTIONS
7.1.   GENERAL.   The Committee is authorized to grant Options to Participants on the following terms and conditions:
(a)
Exercise Price.   The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.12) shall not be less than the Fair Market Value as of the Grant Date.

(b)
Prohibition on Repricing.   Except as otherwise provided in Section 14.1, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled in exchange for cash, other Awards or Options or SARs with an exercise or base price that is less than the exercise price of the original Option, and (iii) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

Mohawk Industries, Inc. | 2026 Proxy Statement B-7

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

(c)
Time and Conditions of Exercise.   The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(e), and may include in the Award Certificate a provision that an Option that is otherwise exercisable and has an exercise price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term by means of a “net exercise,” thus entitling the optionee to Shares equal to the intrinsic value of the Option on such exercise date, less the number of Shares required for tax withholding. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)
Payment.   The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e)
Exercise Term.   Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (x) the exercise of the Option is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the exercise price of such Option at the date the initial term would otherwise expire is above the Fair Market Value.

(f)
No Deferral Feature.   No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

(g)
No Dividend Equivalents.   No Option shall provide for Dividend Equivalents.

7.2.   INCENTIVE STOCK OPTIONS.   The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.
ARTICLE 8
STOCK APPRECIATION RIGHTS
8.1.   GRANT OF STOCK APPRECIATION RIGHTS.   The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
(a)
Right to Payment.   Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)
The Fair Market Value of one Share on the date of exercise; over

(2)
The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)
Prohibition on Repricing.   Except as otherwise provided in Section 14.1, without the prior approval of the stockholders of the Company, (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the base price of the original SAR, and (iii) the Company may not repurchase a SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)
Time and Conditions of Exercise.   The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, and may include in the Award Certificate a provision that a SAR that is otherwise exercisable and has a base price that is less than the Fair Market Value of the Stock on the last day of its term will be automatically exercised on such final date of the term, thus entitling the holder to cash or Shares equal to

B-8 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

the intrinsic value of the SAR on such exercise date, less the cash or number of Shares required for tax withholding. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date. Notwithstanding the foregoing, in the event that on the last business day of the term of a SAR (x) the base price of the SAR is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the base price of such SAR at the date the initial term would otherwise expire is above the Fair Market Value.
(d)
No Deferral Feature.   No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)
No Dividend Equivalents.   No SAR shall provide for Dividend Equivalents.

(f)
Other Terms.   All SARs shall be evidenced by an Award Certificate. Subject to the limitations of this Article 8, the terms, methods of exercise, methods of settlement, form of consideration payable in settlement (e.g., cash, Shares or other property), and any other terms and conditions of the SAR shall be determined by the Committee at the time of the grant and shall be reflected in the Award Certificate.

ARTICLE 9
RESTRICTED STOCK AND STOCK UNITS
9.1.   GRANT OF RESTRICTED STOCK AND STOCK UNITS.   The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.
9.2.   ISSUANCE AND RESTRICTIONS.   Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.
9.3.   DIVIDENDS ON RESTRICTED STOCK.   Unless otherwise provided by the Committee, dividends accrued on shares of Restricted Stock before they are vested shall be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and, in either case, any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Restricted Stock Award lapse.
9.4.   FORFEITURE.   Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.
9.5.   DELIVERY OF RESTRICTED STOCK.   Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.
ARTICLE 10
PERFORMANCE AWARDS
10.1.   GRANT OF PERFORMANCE AWARDS.   The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to
Mohawk Industries, Inc. | 2026 Proxy Statement B-9

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. All Performance Awards shall be evidenced by an Award Certificate or a written program established by the Committee, pursuant to which Performance Awards are awarded under the Plan under uniform terms, conditions and restrictions set forth in such written program.
10.2.   PERFORMANCE GOALS.   The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.
ARTICLE 11
DIVIDEND EQUIVALENTS
11.1.   GRANT OF DIVIDEND EQUIVALENTS.   The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends or distributions with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. Dividend Equivalents accruing on unvested Full-Value Awards shall, as provided in the Award Certificate, either (i) be reinvested in the form of additional Shares (subject to Share availability under Section 5.1 hereof), which shall be subject to the same vesting provisions as provided for the host Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the host Award becomes vested, and, in either case, any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall Dividend Equivalents be paid or distributed until the vesting restrictions of the underlying Full-Value Award lapse.
ARTICLE 12
STOCK OR OTHER STOCK-BASED AWARDS
12.1.   GRANT OF STOCK OR OTHER STOCK-BASED AWARDS.   The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to Section 13.6) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value of Shares or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.
ARTICLE 13
PROVISIONS APPLICABLE TO AWARDS
13.1.   AWARD CERTIFICATES.   Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.
13.2.   FORM OF PAYMENT FOR AWARDS.   At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.
13.3.   LIMITS ON TRANSFER.   No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an
B-10 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.
13.4.   BENEFICIARIES.   Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Committee.
13.5.   STOCK TRADING RESTRICTIONS.   All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.
13.6   MINIMUM VESTING REQUIREMENTS.   Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully-vested cash obligations (iii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available Shares reserved and authorized for issuance under the Plan pursuant to Section 5.1 (subject to adjustment under Section 14.1); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of Retirement, death, Disability, other termination of employment or a Change in Control, in the terms of the Award Certificate or otherwise.
13.7.   ACCELERATION UPON DEATH OR DISABILITY.   Except as otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:
(a)
all of that Participant’s outstanding Options and SARs shall become fully exercisable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or SAR;

(b)
all time-based vesting restrictions on that Participant’s outstanding Awards shall lapse as of the date of termination; and

(c)
the payout opportunities attainable under all of that Participant’s outstanding Performance Awards shall be determined as provided in the Award Certificate or any special Plan document governing the Award or an employment or similar agreement with the Participant.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
13.8.   EFFECT OF A CHANGE IN CONTROL.   Unless otherwise provided in an Award Certificate, this Section 13.8 governs the treatment of Awards upon a Change in Control.
(a)
Awards Assumed or Substituted by Surviving Entity.   With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within one year after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options or SARs shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s Performance Awards that were outstanding immediately prior to the effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 16.3 hereof), based upon the length of time within the

Mohawk Industries, Inc. | 2026 Proxy Statement B-11

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.
(b)
Awards not Assumed or Substituted by Surviving Entity.   Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options or SARs shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding Performance Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon an assumed achievement of all relevant performance goals at the “target” level, and there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 16.4 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Options or SARs shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.9.   TREATMENT UPON RETIREMENT.   Except as otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award, upon a Participant’s Retirement:
(a)
each of that Participant’s outstanding Options and SARs shall continue to vest as if the Participant’s Continuous Service had not terminated and will remain exercisable through the later of (i) the first anniversary of the termination date of the Participant’s Continuous Service and (ii) the first anniversary of the final vesting date; provided, however, in no event shall an Option or SAR be exercisable after the expiration of its term; and further provided, that if the Participant competes with the Company after Retirement by being employed by, serving as a consultant for, owning or otherwise providing services for a floor covering company or other competitor of the Company, as determined in the sole discretion of the Committee, such Participant’s Options and SARs will cease to vest, any of his or her unvested Options and SARs will terminate immediately, and any of his or her vested Options and SARs will continue to be exercisable for a period of thirty (30) days from the date the Committee makes a determination that the Participant engaged in competitive activities; and

(b)
each of that Participant’s outstanding Restricted Stock, Restricted Stock Units and Deferred Stock Units shall continue to vest as if the Participant’s Continuous Service had not terminated; provided, however, that if the Participant competes with the Company after Retirement by being employed by, serving as a consultant for, owning or otherwise providing services for a floor covering company or other competitor of the Company, as determined in the sole discretion of the Committee, the Participant’s Restricted Stock Units and Deferred Stock Units will cease to vest, any of his or her unvested Restricted Stock Units will terminate immediately, and any of his or her vested Restricted Stock Units and Deferred Stock Units will be settled pursuant to their terms.

To the extent that this provision causes Incentive Stock Options to fail to meet the requirements of Code Section 422, such Options shall be deemed to be Nonstatutory Stock Options. To the extent that, pursuant to this provision, any Incentive Stock Options are exercised more than three months after the date of the Participant’s termination due to Retirement, such Options shall be deemed to be Nonstatutory Stock Options.
13.10.   DISCRETION TO ACCELERATE AWARDS.   Regardless of whether an event has occurred as described in Section 13.7, 13.8 or 13.9 above, the Committee may in its sole discretion determine that, upon the termination of service of a Participant for any reason, or the occurrence of a Change in Control, all or a portion of such Participant’s Options or SARs shall become fully or partially exercisable, that all or a part of the restrictions on all or a portion of the Participant’s outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards held by that Participant shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.10.
13.11.   FORFEITURE EVENTS.   Awards under the Plan shall be subject to any compensation recoupment policy that the Committee may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be
B-12 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy.
13.12.   SUBSTITUTE AWARDS.   The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.
ARTICLE 14
CHANGES IN CAPITAL STRUCTURE
14.1.   MANDATORY ADJUSTMENTS.   In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Sections 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.
14.2.   DISCRETIONARY ADJUSTMENTS.   Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Stock, as of a specified date associated with the transaction, over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (v) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.
14.3.   GENERAL.   Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 15.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.
ARTICLE 15
AMENDMENT, MODIFICATION AND TERMINATION
15.1.   AMENDMENT, MODIFICATION AND TERMINATION.   The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or
Mohawk Industries, Inc. | 2026 Proxy Statement B-13

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

regulations. Without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.
15.2.   AWARDS PREVIOUSLY GRANTED.   At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:
(a)
Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)
The original term of an Option or SAR may not be extended without the prior approval of the stockholders of the Company;

(c)
Except as otherwise provided in Section 14.1, without the prior approval of the stockholders of the Company, (i) the exercise price of an Option or base price of a SAR may not be reduced, directly or indirectly, (ii) an option or SAR may not be cancelled in exchange for cash, other Awards or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(d)
No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

15.3.   COMPLIANCE AMENDMENTS.   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.
ARTICLE 16
GENERAL PROVISIONS
16.1.   RIGHTS OF PARTICIPANTS.
(a)
No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)
Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director or consultant, at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)
Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

B-14 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

(d)
No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.2.   WITHHOLDING.   The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements (up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification), in accordance with such procedures as the Committee establishes. All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
16.3   CLAWBACK.   All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law.
16.4.   SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.
(a)
General.   It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)
Definitional Restrictions.   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the Change in Control, Disability or separation from service, as applicable.

(c)
Allocation among Possible Exemptions.   If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company shall determine which Awards or portions thereof will be subject to such exemptions.

(d)
Six-Month Delay in Certain Circumstances.   Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee (as defined below), then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i)
the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and

Mohawk Industries, Inc. | 2026 Proxy Statement B-15

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

(ii)
the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

For purposes of this Plan, the term “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder; provided, however, that, as permitted in such final regulations, the Company’s Specified Employees and its application of the six-month delay rule of Code Section 409A(a)(2)(B)(i) shall be determined in accordance with rules adopted by the Board or any committee of the Board, which shall be applied consistently with respect to all nonqualified deferred compensation arrangements of the Company, including this Plan.
(e)
Installment Payments.   If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f)
Timing of Release of Claims.   Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within sixty (60) days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (c) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g)
Permitted Acceleration.   The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).

16.5.   UNFUNDED STATUS OF AWARDS.   The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.
16.6.   RELATIONSHIP TO OTHER BENEFITS.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
16.7.   EXPENSES.   The expenses of administering the Plan shall be borne by the Company and its Affiliates.
16.8.   TITLES AND HEADINGS.   The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
16.9.   GENDER AND NUMBER.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
16.10.   FRACTIONAL SHARES.   No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.
16.11.   GOVERNMENT AND OTHER REGULATIONS.
(a)
Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

B-16 2026 Proxy Statement | Mohawk Industries, Inc.

Annex B — Mohawk Industries, Inc. 2026 Incentive Plan

(b)
Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.12.   GOVERNING LAW.   To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Georgia.
16.13.   SEVERABILITY.   In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
16.14.   NO LIMITATIONS ON RIGHTS OF COMPANY.   The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.
Mohawk Industries, Inc. | 2026 Proxy Statement B-17

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MOHAWK®
INDUSTRIES, INC.

160 South Industrial Boulevard | Calhoun, GA 30701 | (800) 241-4494 | mohawkind.com

MOHAWK INDUSTRIES, INC.160 SOUTH INDUSTRIAL BLVDCALHOUN, GEORGIA 30701SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the website and follow theinstructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.! ! !! ! !TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV90502-P50548-Z92512 The Board of Directors recommends you vote FORthe following: MOHAWK INDUSTRIES, INC.1. Election of DirectorsNominees:1a. Karen A. Smith Bogart1b. Jeffrey S. Lorberbaum1c. Bernard P. ThiersFor Against AbstainFor Against AbstainFor Against Abstain! ! !! ! !! ! !! ! !! ! ! 2. The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm.5. Stockholder proposal regarding a majority vote standard.3. Advisory vote to approve executive compensation, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders.4. Approval of the Mohawk Industries, Inc. 2026 Incentive Plan.The Board of Directors recommends you vote FOR the following proposals:The Board of Directors recommends you vote AGAINST the following proposal:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V90503-P50548-Z92512MOHAWK INDUSTRIES, INC.ANNUAL MEETING OF STOCKHOLDERSMAY 21, 2026 10:00 AM ETTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe stockholder(s) hereby appoint(s) Nicholas P. Manthey and R. David Patton, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of MOHAWK INDUSTRIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. ET, on May 21, 2026, at Mohawk Industries Headquarters, 160 South Industrial Blvd, Calhoun, Georgia 30701, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side